© 2026 Biohaven, Ltd. All rights reserved. Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY May 27, 2026 Biohaven R&D Day

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Forward-Looking Statement This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Biohaven Ltd. (the “Company”) and our planned and ongoing trials (including those for our taldefgrobep alfa, opakalim, BHV-2100, BHV-8000, BHV-8100, BHV-1300, BHV-1310, BHV-1400, BHV-1510, BHV-1530 and BHV-1600 development programs), the timing of and the availability of data from our clinical trials, the timing of and our decisions to proceed with our planned regulatory filings, the timing of and our ability to obtain regulatory approvals for our product candidates, the clinical potential utility of our product candidates, alone and a s compared to other existing potential treatment options, and the potential advancement of our early phase programs, including BHV-1955, BHV-8200, BHV-2110, BHV-1490, BHV-1420, BHV-1440, BHV-6500 and BHV-1500. The use of certain words, including “continue”, “plan”, “will”, “believe”, “may”, “expect”, “anticipate” “potential first-in-class” and similar expressions, is intended to identify forward-looking statements. Investors are cautioned that any forward-looking statements, including statements regarding the future development, timing and potential marketing approval and commercialization of our development candidates are not guarantees of future performance or results and involve substantial risks and uncertainties. Actual results, developments and events may differ materially from those in the forward-looking statements as a result of various factors including: the expected timing, commencement and outcomes of Biohaven's planned and ongoing clinical trials; the timing of planned interactions and filings with the Food and Drug Administration, including those regarding the resubmission of our new drug application for troriluzole for SCA; the timing and outcome of expected regulatory filings; Biohaven’s compliance with applicable U.S. regulatory requirements; the potential commercialization of Biohaven's product candidates; and the effectiveness and safety of Biohaven's product candidates, including open label clinical data in ongoing studies. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Additional important factors to be considered in connection with forward-looking statements are described in the Company’s filings with the Securities and Exchange Commission, including wi thin the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. This presentation also contains market data and other information based on industry publications, reports by market research firms or published independent sources. Some market data and information are also based on the Company’s good faith estimates, which are derived from management’s knowledge of its industry and such independent sources referred to above. May 27, 2026 Biohaven R&D Day2

Vlad Coric, M.D. Chairman and Chief Executive Officer WELCOME

Novel, paradigm- shifting science Potential paradigm shifting therapies from discovery to ongoing clinical trials INNOVATION >6 clinical-stage trials in 2026 Milestones on track EXECUTION Targeting unmet patient needs and addressable markets each with blockbuster potential VALUE

Next-Gen Discovery Targets Degraders for diabetes, lgG4 diseases and emerging targets B H V - 1 9 5 5 Potential first-in-clinic Nasal oxytocin Tinnitus targets Oncology B H V - 1 5 3 0 First FGFR3 ADC Unique Topolx payload Oncology B H V - 8 1 0 0 PKM2 activator Brain-penetrant Neurodegenerative disease Troriluzole SCA Continued advocacy Days Matter SCA patients B H V - 1 4 0 0 TRAP degrader First Gd-IgA1 target IgA nephropathy B H V - 1 3 0 0 MoDE degrader First IgG degrader Graves’ disease B H V - 8 0 0 0 First TYK2/JAK1 inhibitor Brain-penetrant Parkinson’s disease Ion Channels B H V - 7 0 0 0 Opakalim Selective Kv7 activator Paradigm tolerability Epilepsy Obesity B H V - 2 0 0 0 Taldefgrobep Myostatin/activin High-quality weight loss Obesity First IgG degrader First FGFR3 ADC First Gd-IgA1 degrader Novel brain-penetrant TYK2/JAK1 First-in-clinic brain-penetrant PKM2 Innovative next-gen molecules Pursuing first therapy for SCA Potential paradigm shifting Kv7 activator Novel myostatin-activin in

Next-Gen D iscovery Targets Degr ade rs f or Diabe tes, lg G4 Dise ases & Eme rging Ta rge ts B H V - 1 4 5 5 F ir st-in-Class Nasa l Oxyto cin T in nitus Targ ets Oncology B H V - 1 5 3 0 F ir st FGFR3 ADC Uniqu e Topolx Pavload On cology B H V - 8 1 0 0 PKM2 Act iv ator Brain- Pene tran t Neur ode gene rat ive Disease Troriluzole SCA Cont inued Advocac y DaysM att er SCA Pa tient s B H V - 1 4 0 0 TRAP Degr ade r F ir st G D-IgA1 Ta rget IgA Neph rop athy B H V - 1 3 0 0 Mo DE Degr ade r F ir st I gG De grad er Gr aves' Dise ase B H V - 8 0 0 0 F ir st TyK2/JAK2 I nhibito r Brain-Pene tran t Park in son's Dise ase Ion Channels B H V - 7 0 0 0 Opakalim Selective Kv7 Activat or Para digm To le rab ility Epilepsy Obesity B H V - 2 0 0 0 Taldefgrobep My ostat in /Activin High-Qu ality Weigh t Lo ss Ob esity in

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY OPAKALIM Kv7 ACTIVATOR ION CHANNEL Revolutionizing Epilepsy Treatment With a Modern Kv7 Activator ION CHANNEL: OPAKALIM SELECTIVE Kv7 ACTIVATOR

Ion Channel Jason Lerner, MD Medical Director Steven Dworetzky, PhD Senior Vice President, Kv7, Strategy & Development Matthias Koepp, MD, PhD Professor of Neurology University College London

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY An Epilepsy Treatment Designed With Patients and Physicians in Mind Opakalim offers potential for easy-to-use, once-daily treatment with no titration to control seizures without the burdensome side effects frequently reported with approved ASMs and those in development Selectively activates Kv7.2/7.3 channels—a validated MOA for treating epilepsy—without impacting GABA receptors Exhibits preliminary efficacy signals in focal epilepsy OLE, KCNQ2-DEE and now idiopathic generalized epilepsy Demonstrates exceptional safety profile with low rates of CNS adverse events across all trials (1000+ subjects) Recent clinical data updates reinforce efficacy and differentiated tolerability BREAKING NEWS Kv7 May 27, 2026 Biohaven R&D Day9

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Idiopathic Generalized Epilepsy (IGE)

Opakalim: Selective Kv7 Activation for IGE Matthias Koepp, MD, PhD Professor of Neurology University College London

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Idiopathic Generalized Epilepsy Time-to-Event Study Design Kv7 Study Design: Randomized, double-blind, placebo-controlled, event-driven trial Endpoint: Primary - Time-to-event (Event = 2nd day with GTC seizure); Secondary - GTC seizure freedom Population: Subjects 18-75 with IGE and intractable GTC seizures Key Entry Criteria: 3 GTC seizures within the historic 16-week seizure assessment period KEY STUDY DETAILS Up-to 45 Days Screening Randomization (1:1) Double-blind Phase 24-weeks Opakalim 75 mg Placebo OLE Phase Opakalim 75 mg Study terminated early due to enrollment and strategic portfolio prioritization; GTC: generalized tonic-clonic; IGE: idiopathic generalized epilepsy; TTE: t ime-to-event 0 GTC seizures Completes 24 weeks Enters OLE ✓ 1 GTC seizure 1st GTC Completes 24 weeks Enters OLE ✓ 2 GTC seizures 1st GTC 2nd GTC EVENT TTE endpoint Exits double-blind Enters OLE Week 0 Week 24 Time-to-Event Endpoint: Scenarios May 27, 2026 Biohaven R&D Day12

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Demographics and Baseline Disease Characteristics Opakalim 75 mg n=15 Placebo n=12* Age (mean) 37 43 Sex (% female) 73% 83% Region (% US) 47% 25% BMI (mean) 27 28 Number of epilepsy treatments at screening 1 to 2 60% 67% 3 to 4 40% 33% Number of previous and current ASMs ≤ 6 11 (73%) 10 (83%) > 6 4 (27%) 2 (17%) Age at IGE diagnosis (mean) 14 13 Years since IGE diagnosis (mean) 23 30 Kv7 * In placebo group, 1 subject did not have post-dose efficacy data Highly treatment-resistant idiopathic generalized epilepsy populationKEY POINT May 27, 2026 Biohaven R&D Day13

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY 0 20 40 60 80 100 120 140 160 Placebo Opakalim Opakalim Prolongs Time-to-2nd GTC Seizure Days 141DAYS 47DAYS OPAKALIM n=15 PLACEBO n=11* Kv7 Efficacy signal observed in idiopathic generalized epilepsy populationKEY POINT * In placebo group, 1 subject discontinued early due to study termination and 1 discontinued early due to AE M E D I A N T I M E - T O - 2 N D G T C S E I Z U R E May 27, 2026 Biohaven R&D Day14 3x LONGER FOR SUBJECTS ON OPAKALIM VS. PLACEBO

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Opakalim Prolongs Time-to-2nd GTC Seizure & Time in Double-Blind Kv7 Days in Double-Blind Phase Individual Subjects OPAKALIM PLACEBO 1st GTC E n d o f D o u b le -B li n d P h a s e 0 20 40 60 80 100 120 140 160 180 May 27, 2026 Biohaven R&D Day15

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYOne-Third of Opakalim-Treated Subjects Completed Six-Month Double-Blind Phase Without 2nd GTC 0 10 20 30 40 OPAKALIM n=15 PLACEBO n=11 Completion rate without 2nd GTC seizure (%) 33% 0% May 27, 2026 Biohaven R&D Day16 * In placebo group, 1 subject discontinued early due to study termination and 1 discontinued early due to AE

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY 0 10 20 30 40 OPAKALIM n=15 PLACEBO n=11 Completion rate without GTC seizure (%) 20% 0% 20% of Opakalim-Treated Subjects Completed Six-Month Double-Blind Phase Seizure Free May 27, 2026 Biohaven R&D Day17 * In placebo group, 1 subject discontinued early due to study termination and 1 discontinued early due to AE

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Median % Change in Days With GTC Seizures* Patient Global Impression of Severity (PGI-C)** Responder Rate* Opakalim-Treated Subjects Showed Improvements on Seizure and Patient Reported Outcomes > 50% GTC Seizure Reduction > 75% GTC Seizure Reduction 0 10 20 30 40 50 Placebo Opakalim 48% 10% 0 10 20 30 40 50 Placebo Opakalim 47% 18% 0 10 20 30 40 50 Placebo Opakalim 33% 18% 0 10 20 30 40 50 Placebo Opakalim 47% 27% *28-day adjusted. **PGI-C – based on last assessment in double-blind phase May 27, 2026 Biohaven R&D Day18

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Our patient has very difficult-to-treat IGE, since entering the opakalim trial she has experienced reduction in all seizure types. In terms of tolerability, she continues to do very well, with no adverse events. May 27, 2026 Biohaven R&D Day19 Promising Case of Broad-Spectrum Generalized Seizure Efficacy • 50% of subjects with myoclonic seizures became myoclonic seizure free on opakalim • 33% of subjects with absence seizures became absence seizure free on opakalim KEY POINT 42 3 0 0 10 20 30 40 50 Screening Double-blind Open-label GTC 8 0 0 0 2 4 6 8 10 Screening Double-blind Open-label Myoclonic 159 68 3 0 50 100 150 200 Screening Double-blind Open-label Absence 43-day SCREENING phase 50-day DOUBLE-BLIND phase (opakalim 75 mg) 125-day OLE phase Opakalim IGE Double-Blind Phase topline data, 1H 2026

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Opakalim Exhibits Low Rates of Nervous System Adverse Events Kv7 Preferred Term Opakalim (n=15) n (%) Placebo (n=12) n (%) Generalized tonic-clonic seizure 1 (6.7) 0 Headache 1 (6.7) 2 (16.7) Hypotonia 1 (6.7) 0 Paraesthesia 1 (6.7) 0 Presyncope 1 (6.7) 0 Coordination abnormal 0 1 (8.3) Dysarthria 0 1 (8.3) Dysgeusia 0 1 (8.3) No somnolence, dizziness, or fatigueKEY POINT May 27, 2026 Biohaven R&D Day20 Opakalim IGE Double-Blind Phase topline data, 1H 2026

Opakalim: Selective Kv7 Activation for Epilepsy Jason Lerner, MD Medical Director

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Promising Case Reports in Idiopathic Generalized Epilepsy Able to travel Comfortable traveling from Louisiana to California to attend a wedding 33 F | Intractable GTC seizures | Almost daily seizures at baseline | Does not travel CASE STUDY #1 • IMPROVED QUALITY OF LIFE 425+ DAYS seizure free Reduced risk of mortality and epilepsy-related comorbidities 60 F | Intractable GTC seizures since age 16 | Frequent seizures at baseline (7 GTC seizures in 30-day screening phase) | Pulmonary and CV comorbidities CASE STUDY #2 • SEIZURE FREEDOM RESPONSE TO OPAKALIM Seizure free in double-blind phase and open-label phase for total of 425+ consecutive days REDUCED RISK OF MORTALITY DUE TO SUDEP SUDEP-3 Inventory score at baseline was 3/4 and is now 0/4 on treatment with opakalim indicating reduced risk of SUDEP RESPONSE TO OPAKALIM Decreased GTC seizure frequency with seizure-free periods lasting weeks and no side effects ABLE TO TRAVEL Traveled to California with her husband, attended a wedding and returned to Louisiana without having a single seizure • Uncontrolled seizures are a major risk factor • SUDEP-3 Inventory: validated tool to predict and quantify risk of SUDEP. For each point on the SUDEP-3, odds of SUDEP increase by 180% Sudden Unexpected Death in EPilepsy May 27, 2026 Biohaven R&D Day22 Tarighati Rasekhi. Epilepsia. 2021.

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYOpakalim Demonstrates Antiseizure Efficacy With Favorable Tolerability in Idiopathic Generalized Epilepsy 33% on opakalim completed 24-week double blind phase without 2nd GTC seizure C O M P L E T E R S 20% on opakalim completed 24-week double-blind phase seizure free S E I Z U R E F R E E D O M Potentially reduced risk of mortality due to SUDEP S A F E T Y Well-tolerated No somnolence, dizziness, or fatigue T O L E R A B I L I T Y On opakalim T I M E - T O - E V E N T 3x longer to 2nd GTC seizure May 27, 2026 Biohaven R&D Day23

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY KCNQ2-DEE

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Efficacy Signal Demonstrated in KCNQ2-DEE 12 0 6 6 Baseline End of hospitalization 3-month follow-up 6-month follow-up S e iz u re C o u n t 50% reduction in seizures on overnight EEG 9-year-old boy with • Refractory KCNQ2-DEE • Kv7 activation-dependence • Heterozygous for Kv7.2 G281E mutation • Daily tonic seizures at baseline despite 3 ASMs including 1st gen Kv7 activator • Prior attempts to taper 1st gen Kv7 activator resulted in status epilepticus, ICU admission and developmental regression Successfully transitioned from 1st gen Kv7 to opakalim and stable for 6+ monthsKEY POINT Kv7 Olson. AAN 2026. Poster #P10 11-002; Equivalent exposures to 75 mg dose in pivotal focal epilepsy studies N o rm a li z e d C u rr e n t a t -5 0 m V (% o f W T K v 7 .2 /7 .3 , 0 .1 % D M S O ) 300 250 200 150 100 50 0 0.1% DMSO 0.1% DMSO 1 µM opakalim 1 µM ezogabine Mutant Cells (Kv7.2G281E) Wild-type May 27, 2026 Biohaven R&D Day25

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Focal Epilepsy

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY High Retention and Rollover in Opakalim Focal Epilepsy Trials Opakalim ongoing focal epilepsy trials preliminary data 1H 2026 ~95%Double-Blind Completion Rate >200 subjects in OLE for >6 months ~95%Rollover Rate to OLE May 27, 2026 Biohaven R&D Day27

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Efficacy Signal Observed in Focal Epilepsy Open-Label Data Kv7 * RISE 2 Part B: opakalim 75 mg Opakalim ongoing focal epilepsy preliminary data 1H 2026 for open-label 6-month completers; French. Epilepsia Open. 2025; Indirect comparisons between compounds based on publicly available data. BREAKING NWS May 27, 2026 Biohaven R&D Day28 SEIZURE FREQUENCY Pretreatment Baseline in OP SEIZURE FREQUENCY On Treatment with Opakalim 75 mg in OLE VS >54% OF PATIENTS SHOWED OVER ANY CONSECUTIVE 6-MONTH PERIOD IN OLE (n>100) 50% RESPONSE RATE RISE 3 RISE 2* Double-blind Phase 8-Weeks OLE Phase Observation Phase (OP) Opakalim 75 mg 50% RR for opakalim (54%) comparable to azetukalner (56%)KEY POINT

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Preferred Term Opakalim 50 mg Opakalim 75 mg Opakalim Pooled Headache 4.5% 6.4% 5.7% Nasopharyngitis 4.5% 6.4% 5.7% Seizure 5.3% 3.7% 4.3% Dizziness 3.0% 5.0% 4.3% Fatigue 3.0% 4.1% 3.7% Fall 2.3% 4.6% 3.7% Upper Respiratory Tract Infection 3.0% 4.1% 3.7% Back Pain 3.8% 3.2% 3.4% Insomnia 5.3% 2.3% 3.4% Nausea 3.8% 2.8% 3.1% Diarrhea 6.0% 1.4% 3.1% Exceptional Tolerability Observed in Focal Epilepsy Open-Label Data Kv7 Low incidence, majority mild and spontaneously resolvedKEY POINT Adverse events reported in ≥3% of pooled participants, opakalim ongoing focal epilepsy open-label preliminary data 1H 2026 May 27, 2026 Biohaven R&D Day29

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY The Opportunity for Opakalim in Focal Epilepsy

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYHigh Unmet Need Remains for Novel, Well-tolerated and Effective Antiseizure Medicines people with epilepsy (PWE) in the US Kv7 H E A L T H C A R E S P E N D I N G 3 $24.5 BILLION annual spending in the US (direct costs) 1. www.cdc.gov/mmwr/volumes/66/wr/mm6631a1.htm. 2. French. Epilepsia. 2007. 3. www.cdc.gov/epilepsy/data-research/facts-stats/index.html#:~:text=Health%20care%20spending Emily Living with Epilepsy P R E V A L E N C E 1 3.5 MILLION R E F R A C T O R Y 2 UP TO 40% of PWE continue to have seizures despite treatment May 27, 2026 Biohaven R&D Day31

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Q U A L I T Y O F L I F E 4 50% of PWE report lower QoL A D H E R E N C E 2 UP TO 60% of PWE report non- adherence to ASMs High Unmet Need Remains for Novel, Well-tolerated and Effective Antiseizure Medicines C O M O R B I D I T I E S 3 50% of PWE report at least 1 comorbidity A D V E R S E E V E N T S 1 80% of PWE report AEs after starting an ASM Kv7 1. Baker. Epilepsia. 1997. 2. Donahue. Neurol Clin Pract. 2025. 3. Bosak. Epilepsy & Behavior. 2025. 4. Strzelczyk. Epilepsy & Behavior. 2023. Venika Living with Epilepsy May 27, 2026 Biohaven R&D Day32

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Similar Populations in Opakalim and Azetukalner Focal Epilepsy Trials Opakalim Azetukalner n 328 374 Age (mean) 39 40 Sex 50.4% F 50.8% F BMI (mean) 25.97 26.8 Baseline Seizure Frequency (median) 13.00 12.75 # of concomitant ASMs 1 11.4% 10.2% 2 36.5% 38.5% 3 50.7% 51.3% # of ASMs tried and discontinued (median) 4 5 Kv7 Opakalim (all doses) ongoing focal epilepsy open-label preliminary data 1H 2026; Azetukalner (all doses) data from Phase 3 X-TOLE 2 Study: Topline Results, March 9, 2026, xenonpharma.com May 27, 2026 Biohaven R&D Day33

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY 4% 6% 3% 4% <1% - - 4% 4% 3% <1% <1% 0%5%10%15%20%25%30% 25% 19% 17% 15% 11% 11% 10% 10% 9% 6% 6% 0 5% 10% 15% 20% 25% 30% Opakalim Demonstrates Favorable Tolerability vs. Azetukalner in Focal Epilepsy Open-Label Trials Incidence (%) Kv7 Opakalim ongoing focal epilepsy open-label preliminary data 1H 2026; percentages rounded to the nearest whole percent; Azetukalner focal epilepsy data from Open Label Study – French. AES 2025. Poster #3.356. Opakalim Azetukalner Dizziness Headache Somnolence Fall Memory impairment Weight gain Gait disturbance Seizure/change in seizure Fatigue Nausea Balance disorder Diplopia May 27, 2026 Biohaven R&D Day34

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY 3% 2% 5% 3% 4% 17% 25% 19% 6% 9% 25% 23% 10% 12% 23% 25% 25% 13% 13% 23% 26% 24% 11% 11% 24% 0% 5% 10% 15% 20% 25% 30% Somnolence/Tiredness Dizziness Headache Nausea/Upset Stomach Fatigue/Sleepiness Opakalim Azetukalner Cenobamate Lacosamide Levetiracetam Opakalim Demonstrates Favorable Tolerability vs. Approved and Investigational ASMs P e rc e n t o f S u b je c ts R e p o rt in g A d v e rs e E v e n t Dizziness Headache Fatigue / Sleepiness Naus / Upset Stomach Somnolence / Tiredness Opakalim Azetukalner Cenobamate Lacosamide Levetiracetam Opakalim ongoing focal epilepsy open-label preliminary data 1H 2026; Azetukalner data from Open Label Study – French. AES 2025. Poster #3.356; Cenobamate, lacosamide and levetiracetam data from Winter. CNS Drugs. 2024. Kv7 May 27, 2026 Biohaven R&D Day35

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY50% Responder Rate in OLE Trials of Several Approved and Investigational ASMs 36 Opakalim Azetukalner Brivaracetam Cenobamate Eslicarbazepine Lacosamide Perampanel 20% 30% 40% 50% 60% 70% 80% 37% 53% 33% 56% 48% 72% 34% 60% 54% 44% 53% 63% 56% Opakalim OLE preliminary efficacy outcomes fall within reported range of responder rates for other ASMs in OLE trials KEY POINT Opakalim ongoing focal epilepsy open-label preliminary data 1H 2026; Hufnagel. Epilepsy Res. 2013; Halász. Epilepsia. 2010; Strzelczyk. Epilepsia. 2021; Ben-Menachem. Epilepsy Res. 2021; O’Brien. Epilepsia. 2020; Klein. Neurology. 2022; Strzelczyk. Expert Rev Clin Pharmacol. 2015; Husain. Epilepsia. 2012; French, J. Epilepsia Open. 2025; Rektor. Epilepsia. 2020. Kv7 May 27, 2026 Biohaven R&D Day

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYOpakalim Is Easy-to-Use With a Projected Favorable Tolerability Compared to Approved ASMs No titration Favorable CNS tolerability Low neuropsychiatric AEs Low metabolic / electrolyte AEs Low SJS or DRESS risk L 1 Lamotrigine ✘✘ ✓ ✓ ✓ ✘✘ Levetiracetam ✓ ✓ ✘ ✓ ~ Oxcarbazepine ✘ ✘ ✓ ✘ ✘ L 2 Lacosamide ✘ ✓ ✓ ✓ ✓ Eslicarbazepine ✘ ✘ ✓ ✘ ~ Brivaracetam ~ ✘ ✘ ✓ ✓ L 3 Zonisamide ✘ ✘ ✘ ✘ ✓ Cenobamate ✘✘ ✘ ✓ ✓ ✘✘ Topiramate ✘ ✘ ✘ ✘ ✓ Opakalim (Kv7) ✓ ✓ ✓ ✓ ✓ May 27, 2026 Biohaven R&D Day37 ✓ Favorable ~ Variable ✘ Unfavorable ✘✘ Very Unfavorable AE, Adverse Event. SJS, Stevens-Johnson Syndrome. DRESS, Drug Reaction with Eosinophilia and Systemic Symptoms Kv7

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYOpakalim Offers Potential To Address Unmet Needs in Epilepsy with Attractive Attributes for Epileptologists and General Neurologists Prescription Claims 2.1 M 1.1 M 0.7 M UNCONTROLLED STABLE Forian claims data; diagnosis codes G400, G401, G402; prescribed ASM medications; dataset timeframe January 1, 2016 to June 30, 2022. US KOL Market Research 2026. Kv7 P O L Y T H E R A P Y T H I R D L I N E + Zonisamide Topiramate Cenobamate S E C O N D L I N E Lacosamide Eslicarbazepine Brivaracetam F I R S T L I N E Levetiracetam Lamotrigine Oxcarbazepine May 27, 2026 Biohaven R&D Day38 OPAKALIM NOVEL MOA | EASY-TO-USE | EFFICACIOUS | GOOD TOLERABILITY

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Key Opinion Leader Perspective If Opakalim tolerability seen in early studies is maintained, that would be a huge differentiator in clinical practice. That was the case with Keppra – it seemed to be as effective but so much better tolerated than other alternatives. May 27, 2026 Biohaven R&D Day39 Kv7

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Epilepsy Summary

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Opakalim Continues To Demonstrate Encouraging Results in Epilepsy 1. data on file. Kv7 IGE RCT Promising efficacy and safety data in IGE with generalized tonic-clonic seizures FOCAL EPILEPSY OLE Efficacy signal observed in focal epilepsy OLE falls within reported range of 50% responder rates for other ASMs in OLE trials PATIENT WITH KCNQ2-DEE Transitioned from 1st gen Kv7 to opakalim with clinical stability & ongoing seizure control for 6+ months OPAKALIM 75 MG Continues to be exceptionally well-tolerated in focal epilepsy OLE 0 20 40 60 80 100 120 140 160 Opakalim Placebo D a y s Adverse Event Opakalim Headache 5.7% Nasopharyngitis 5.7% Seizure 4.3% Dizziness 4.3% Fatigue 3.7% Fall 3.7% Upper Respiratory Tract Infection 3.7% Back Pain 3.4% Insomnia 3.4% Nausea 3.1% Diarrhea 3.1% 12 0 6 6 Baseline End of hospitalizat ion 3-month follow-up 6 month follow-up S e iz u re C o u n t 50% reduction in seizures 54% of subjects showed 50% Responder Rate OVER ANY CONSECUTIVE 6-MONTHS (n>100) May 27, 2026 Biohaven R&D Day41

Opakalim: Selective Kv7 Activation for Pain and Tinnitus Steven Dworetzky, PhD Senior Vice President, Kv7, Strategy & Development

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY OPAKALIM Kv7 ACTIVATOR ION CHANNEL Kv7 Activation for the Treatment of Pain

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYInherited Erythromelalgia: Disease Model To Study Opakalim for the Treatment of Neuropathic Pain 1. McDonnell. Brain. 2016. 2. Yuan. Brain Commun. 2021. 3. Davis. Arch Dermatol. 2000 (image); IEM inherited erythromelalgia; GoF gain of function. Human genetics validates Kv7 activation as a “protective” mechanism in IEM and provides rationale for Kv7 activation as a treatment for pain KEY POINT INHERITED DISEASE: Caused by gain of function mutations in NaV1.7 channels1 resulting in hyperexcitability of sensory neurons. Characterized by severe chronic neuropathic pain, episodic pain attacks, skin erythema and sleep disturbances.1 GENETIC RESILIENCE MECHANISM: Some individuals with IEM are resilient to pain compared to family members carrying the same mutation. Due to a second GoF mutation in the Kv7.2 or Kv7.3 genes, dampening neuronal hyperexcitability.2 THERAPEUTIC HYPOTHESIS: Increased excitability of sensory neurons is key to pathological pain. Kv7.2/7.3 channels control sensory dorsal root ganglion intrinsic excitability. Opakalim targets neuronal excitability centrally and peripherally. May 27, 2026 Biohaven R&D Day44

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Opakalim Treatment of iPSC-Derived Sensory Neurons From IEM Patients Activity Prior to Treatment Activity With Opakalim Treatment IASP 2024. Amsterdam, Netherlands 2024. Microelectrode Array: Real-time Visualization of Neuronal Activity on a 48-Well Plate • Data visualized as color heatmap corresponding to number of spikes detected for each electrode during the preceding second • Evaluating spontaneous neuronal firing • The well indicated by a red arrow was exposed to opakalim 1 µM Microelectrode Array: Spike Counts Over 10-Minutes With Varying Concentrations of Opakalim Vehicle: 0.1% DMSO Opakalim reduces neuronal spike activity with sub-micromolar IC50s in a “pain in a dish model” KEY POINT MEA Plate Clone 300 (NaV1.7-WT/S241T) Opakalim DMSO Concentration (µM) L o g 1 0 S p ik e s 5 4 3 2 0.0001 0.001 0.01 0.1 1 10 100 MEA Plate Clone 129 (NaV1.7-WT/F1449V) Concentration (µM) L o g 1 0 S p ik e s 5 4 3 2 0.0001 0.001 0.01 0.1 1 10 100 Opakalim DMSO May 27, 2026 Biohaven R&D Day45

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Pilot Translational Trial of Opakalim in Inherited Erythromelalgia • Trial initiated in 1Q 2026 • Subjects enrolled in the trial were iPSC donors for the in vitro experiments BREAKING NEWS Study Design: Randomized, double-blind, placebo-controlled, 2-way crossover design Population: Participants with IEM, with NaV 1.7 GoF mutations w/o concomitant Kv7 mutations Sample size: 5 Participants Endpoints: Area under the curve of pain; frequency, intensity, and duration of pain attacks KEY STUDY DETAILS Screening Opakalim 75 mg for 4 Weeks Placebo for 4 Weeks RUN-IN 2 Weeks PERIOD 1 Opakalim 75 mg for 4 Weeks Placebo for 4 Weeks PERIOD 2 WASHOUT 2 Weeks TREATMENT PERIOD (DOUBLE-BLIND PHASE) May 27, 2026 Biohaven R&D Day46

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Leveraging Innovative Technologies To Monitor IEM Symptoms Research Ally Phone App Systematically profiling fluctuating PAIN throughout the day Ōura ring Monitoring effects of improved pain management on SLEEP May 27, 2026 Biohaven R&D Day47

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Kv7 Activation for the Treatment of Tinnitus

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Rationale for Kv7 Activation in the Treatment of Tinnitus Changes in Auditory Circuitry Involve Kv7 Channel Activity Kv7 activation reduces hyperexcitability and improves behavioral phenotypes in models of tinnitus KEY POINT • Tinnitus affects ~50 million Americans • Driven in part by hyperexcitability in the auditory cortex • Preclinical models of tinnitus show reduced Kv7.2/7.3 currents Causes of Tinnitus Henton and Tzounopoulou. Physiol Rev. 2021. May 27, 2026 Biohaven R&D Day49

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Investigator Sponsored Trial Planned To Test Opakalim for the Treatment of Tinnitus Using Functional Near-Infrared Spectroscopy (fNIRS) Channel Configuration for the Probes Increased RSFC in the Tinnitus Brain RSFC, Resting-state functional connectivity. San Juan. Neuroreport. 2021. May 27, 2026 Biohaven R&D Day50 Basura Laboratory at UPitt fNIRS uses near-infrared light to measure hemoglobin & hemodynamic changes in brain regions – a validated proxy for neural activity ideal for tinnitus research KEY POINT

Panel

MODERATOR



Tessa Romero

Equity Analyst

J.P.Morgan

PANELISTS

Aline Herlopian, MD
Neurologist and Associate Professor of Neurology
Yale School of Medicine

Matthias Koepp, MD, PhD
Professor of Neurology
University College London

Jason Lerner, MD
Medical Director
Biohaven

Steven Dworetzky, PhD
Senior Vice President, Kv7, Strategy & Development
Biohaven

BHVN LISTED NYSE

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY BHV-8100: Neurodegenerative and Retinal Diseases BHV-1955: Tinnitus BHV-8200: Parkinson’s Disease BHV-2120: Epilepsy, Pain NEXT-GENERATION CNS SMALL MOLECULES

Next-Gen Neuroscience Small Molecules Pierre Magistretti, MD, PhD Ibn Sina Distinguished Professor Lawrence C. Newman, MD, FAHS, FAAN Director, Brain Health Atria Health and Research Institute Bruce D. Car, DVM, PhD, DACVP Chief Scientific Officer Bharat Awsare, MD Executive Medical Director

BHV-8100: PKM2 Activator for Neurodegenerative and Retinal Diseases Pierre Magistretti, MD, PhD Ibn Sina Distinguished Professor

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Disease Associated With Brain Metabolism and Aging

The Brain Has Considerable Energetic Requirements

DISCOVERY


2% of body mass

YET

15% of **cardiac output**

25% of whole-body **glucose utilization**

20% of **oxygen consumption**

56 | May 27, 2026 Biohaven R&D Day biohaven

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Energetics of Functional Activation in Neural Tissues Louis Sokoloff Source: Neurochemical Research, Vol. 24, No. 2, 1999, pp. 321-329 1. Small. Proc Nati Acad Sci USA. 2000. Copyright 2013 National Academy of Sciences, U.S.A FDG-PET showing areas of cerebral glucose metabolism1 Mild to moderate Alzheimer's disease brainHealthy brain Diminished cerebral glucose metabolism Normal cerebral glucose metabolism DISCOVERY May 27, 2026 Biohaven R&D Day57

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Techniques for Functional Brain Imaging Positron Emission Tomography (PET): • 18F-deoxyglucose • 15O2 • H2 15O2 Functional MRI (fMRI): • Change in the ratio of oxy-/deoxy hemoglobin They detect signals related to energy consumptionKEY POINT DISCOVERY May 27, 2026 Biohaven R&D Day58

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Brain Aging and Energy Metabolism • Aging leads to reduction in brain glucose utilization, i.e., brain hypometabolism, as revealed by reduced FDG-PET signal1 • Clinical studies showed positive correlation between brain glucose metabolism measured with FDG-PET and cognitive performances2, 3 1. Deery. Human Brain Mapp, 2023. 2. Matthews. Alzheimer’s Dement. 2021. 3. Matthews. Brain. 2021. Meta-Analysis Showing Frontal and Temporal Glucose Hypometabolic Clusters in Aging Individuals (21 Clinical Studies, Total 911 Participants)1 DISCOVERY May 27, 2026 Biohaven R&D Day59

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Healthy Adults Alzheimer's disease º º Aerobic Glycolysis Is Reduced in the Aging Brain • Aerobic glycolysis, the metabolic process of glucose primarily promoted by astrocytes in the brain, is reduced in the aging brain1 • Reduction of aerobic glycolysis is pronounced in frontal and temporal regions2 1. Goyal. Cell Metab. 2017. 2. Vlassenko. Clin Transl Imaging. 2015. Images (left to right) comparing the cortical distribution of elevated AG and task-induced activity decreases in the DMN in normal with areas of decreased glucose metabolism and Aß plaque accumulation in patients with AD DISCOVERY May 27, 2026 Biohaven R&D Day60

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Metabolic Pathways of Glucose Source: Dietmer. 2017. Aerobic Glycolysis DISCOVERY May 27, 2026 Biohaven R&D Day61

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYWhich Are the Cellular and Molecular Mechanisms Underlying the Coupling of Synaptic Activity With Metabolic Responses? C O U P L I N G Glutamate Metabotropic Ionotropic Glutamate receptors G N a + C a 2 + A S T R O C Y T E S Neuronal Activity Metabolic Responses • Functional Imaging • Synaptic function May 27, 2026 Biohaven R&D Day62 DISCOVERY

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Glia: “Glue” May 27, 2026 Biohaven R&D Day63

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Neuron – Astrocyte Relationship NEURON SYNAPSE ASTROCYTE VAISSEAU MYELINE MICROGLIAL CELL BLOOD VESSEL EPENDYMAL CELLS VENTRICLE OLIGODENDROCYTE DISCOVERY May 27, 2026 Biohaven R&D Day64

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Energy Glucose Energy The Astrocyte-Neuron Lactate Shuttle (ANLS) Modified from Magistrett i. Science. 1999. DISCOVERY May 27, 2026 Biohaven R&D Day65

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY +3 Na Glutamate ASTROCYTE NEURON CAPILLARY 3 Na ATP ADP + 2 K+ Na+/K+ ATPase 18 ATP L Lactate Lactate Glucosactate e 18 18FDG FDG Glucose PET signal fMRI signal BOLD MRS signal Role of Astrocytes in Brain Imaging Signals DISCOVERY May 27, 2026 Biohaven R&D Day66

Targeting Brain Hypometabolism

DISCOVERY

Maintaining Brain Energy Metabolism Is Key to Brain Health

Normal Brain Energy Metabolism
=
Healthy brain

Neurons are protected and resilient to insults such as oxidative stress and inflammation

Brain Hypometabolism
=
Pathological Brain

Neurons are vulnerable to insults, leading to disease, aging and cognitive impairment



Brain Energy Threshold

biohaven

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Targeting Brain Hypometabolism as a Therapeutic Approach ALS Epilepsy Traumatic Brain Injury Multiple Sclerosis Parkinson’s Stroke Migraine Retinal Degeneration DISEASES WITH BRAIN HYPOMETABOLISM DepressionGLUT1-DS Alzheimer’s Frontotemporal Dementia DISCOVERY May 27, 2026 Biohaven R&D Day68

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Targeting Hypometabolism as a Therapeutic Approach • Astrocytes are the main providers of energy to neurons • Targeting astrocytic metabolism is a viable therapeutic approach for maintaining cognitive function • BHV-8100 provides the first optimized, brain-penetrant clinical candidate and has entered Phase I in 2Q 2026 DISCOVERY May 27, 2026 Biohaven R&D Day69

BHV-8100: Preclinical and Clinic Bruce D. Car, DVM, PhD, DACVP Chief Scientific Officer Bharat Awsare, MD Executive Medical Director

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Pyruvate Kinase M2 Activator (PKM2) Corrects brain hypometabolism BHV-8100

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYActivation of Pyruvate Kinase Increases Glucose Consumption and ATP Production While Reducing Deleterious Metabolism • BHV-8100 stabilizes enzymatically active tetramer state • Increased energy in CNS • Decreased neuroinflammation, angiogenesis and fibrosis • Reduced deleterious metabolic intermediates More Active State Increased Glycolysis Increased Energy Less Active State Immune Activation Biomass Production Fibrosis PKM2 DIMER PKM2 TETRAMER BHV-8100 Source: Cancer Letters. 2015. Increased biosynthesis of cellular building blocks PYRUVATE PYRUVATE PKM2 DIMER PKM2 TETRAMER ATP LDH Lactate ↑ Respiratory chain ↑ ATP production GLUCOSE PEP ADP DISCOVERY May 27, 2026 Biohaven R&D Day72

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY BHV-8100: First Brain-Penetrant PKM2 Activator First-in-human dosing at pharmacologically relevant doses initiated 2Q 2026KEY POINT Oral small molecule medicine with multiple potential indications Neurodegeneration Neuroinflammation Brain ischemia Retinal degeneration and inflammation Age-related changes: Central/Peripheral DISCOVERY May 27, 2026 Biohaven R&D Day73

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYStimulation of Brain Energetics, Reprogramming Metabolism and Reduced Inflammation Is the Future of CNS Disease Treatment PKM2 ACTIVATION, THERAPEUTIC GOAL R E T I N A L D I S E A S E H E A LT H Y B R A I N PA R K I N S O N ’ S A L Z H E I M E R ’ S A G E D B R A I N 1. Yang. Cells. 2025. 2. Klemmensen. Neurotherapeutics. 2024. 3. Wadan. Naunyn Schmiedebergs Arch Pharmacol. 2025. ENERGETICS METABOLISM INFLAMMATION A L S B H V -8 1 0 0 ASTROGLIOSIS FIBROSIS // // /// / /// / / / / / DISCOVERY May 27, 2026 Biohaven R&D Day74

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYCentral/Peripheral PKM2 Activation: A Perfect Constellation of Anti-Aging Properties 1. Selman. Aging Res Rev. 2021. 2. Zhang. Mol Neurobiol. 2024. 3. Cohen. Aging Cell. 2019. 4. Sparkman. Neuroimmunomodulation. 2008, 5. Oka. Science. 2021. Central anti-inflammatory properties without immunosuppression +4 Enhanced lactate provisioning through astroglial-neuronal lactate shuttle restores normal energetics +5 -3 Central inflammation increases and inversely correlates with longevity4 -5 Neuronal glucose uptake declines with age due to GLUT3 receptor loss5 Peripheral inflammation and fibrosis drive aging Reversal of neurodegeneration through improved energetics and reduced toxic intermediates +1 Reversal of astrocytic scarring promotes normal pathway conductivity +3 Deprives fibroblasts of glycine for collagen and reduces inflammation1 -1 Neuronal glucose uptake declines with age due to GLUT3 receptor loss1 -3 Central inflammation increases and inversely correlates with longevity2 Glycolytic pathway anabolic intermediates contribute to multiple neurodegenerative processes2 2 CNS astrocytosis incrementally creates CNS dysfunction3 AGI NG PKM 2 AC TI VATI ON +2 -4 DISCOVERY May 27, 2026 Biohaven R&D Day75

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYBHV-8100: Experimental Mitigation of Neuroinflammation and Restoration of Energetic Deficiency BHV-8100 Shows Robust Reduction of Disease Burden in EAE Distance TraveledClinical Score (EAE Therapeutic Model) * p < 0.05, ** p < 0.01, *** p < 0.001 relative to CPZ group, MCC950 is a n NLRP3 inhibitor. BHV-8100 Demonstrates Striking Efficacy in Cuprizone Model BHV-8100 demonstrates anti-inflammatory efficacy and a strong ability to promote oligodendroglial function in models of EAE KEY POINT Myelin-Basic Protein in Corpus Callosum DISCOVERY May 27, 2026 Biohaven R&D Day76

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYBHV-8100 Demonstrates Sustained Efficacy in Human Brains With Documented Alzheimer’s Disease and All-cause Dementia Reperfused human brains (BrainexTM) allow precise study of brain penetrance, pharmacology, pharmacokinetics, pharmacodynamics and biomarkers in brains with documented diseases BHV-8100 Increases Glucose Utilization in Brains Across Diverse Dementia Diagnoses Alzheimer’s Disease: BHV-8100 Enhances Glucose Uptake Alzheimer’s Disease: BHV-8100 Enhances Lactate Production Precise determinations of brain penetrance and dose-response pharmacology confirm efficacy and guide human dosage KEY POINT DISCOVERY May 27, 2026 Biohaven R&D Day77

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Population: Male and non-childbearing female healthy adults Treatment: BHV-8100 in escalating single and multiple doses vs. matching placebo (6:2 ratio at each cohort) Key Objectives: PRIMARY: Safety and tolerability; SECONDARY: PK in plasma. CSF concentration (MAD Cohorts only) Open Label, Placebo-Controlled FIH SAD/MAD Study To Evaluate Safety, Tolerability and PK of BHV-8100 in Healthy Adults BHV-8100 achieves clinical milestone with first human dose in SAD/MAD study 2Q 2026 BREAKING NEWS KEY STUDY DETAILS SAD Cohort 4 SAD Cohort 3 SAD Cohort 2 MAD Cohort 4 MAD Cohort 3 MAD Cohort 2 MAD Cohort 1 SAD Cohort 1 *Representative schema DISCOVERY May 27, 2026 Biohaven R&D Day78

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYEarly FIH Data of BHV-8100 in SAD Shows Safety and Tolerability in Healthy Participants Preliminary data from ongoing study as of 22-May-2026. No SAEs or severe AEs Most AEs were mild and resolved spontaneously No clinically significant changes in ECG No clinically significant trends in safety labs including LFTs DISCOVERY May 27, 2026 Biohaven R&D Day79

BHV-1955: Tinnitus Lawrence C. Newman, MD, FAHS, FAAN Director, Brain Health Atria Health and Research Institute

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Tinnitus Is a Sound Volume Control Problem in the Brain Peripheral Pathway Peripheral Damage Central Auditory Pathway Central Gain and Plasticity Non-Auditory Pathways Attention and Distress V O L U M E T U R N E D U P O N P H A N T O M S O U N D G E N E R A T I O N O F P H A N T O M S O U N DA U D I T O R Y D E P R I V A T I O N COCHLEA Auditory Nerve CN VIII Deafferentation THALAMUS MIDBRAIN MGB IC DCN CN VIII DORSAL COCHLEAR NUCLEUS Loss of inhibition and increased excitation AUDITORY CORTEX Neural synchrony and tonotopic reorganization LIMBIC SYSTEM Hyper-activity leads to distress & anxiety INSULA AMYGDALA ACCPFC GATING NETWORK Loss Top-Down Regulation SALIENCE NETWORK Attention and Arousal TO DCN DISCOVERY Damaged Hair Cells May 27, 2026 Biohaven R&D Day81

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYTinnitus: There Is No FDA-Approved, Mechanism-Based Pharmacologic Therapy Despite High Prevalence Large Patient Population • 2 million chronic tinnitus patients have severe, debilitating disease that requires treatment • 120 million worldwide • Risk factors: hearing loss, presbycusis, exposure to loud noises, medications, head and neck injuries, infections Debilitating Symptoms • Phantom noise that can not be ignored • Severe tinnitus has debilitating consequences: anxiety, difficulty concentrating, sleep impairment, social isolation, cognitive impairment, depression and increased risk of suicide Limited Treatment Options • Hearing aides and sound therapy: exposure to sound to mask phantom sound or reverse neural changes • Behavioral Therapy: improve well being and quality of life • Medications: There are no FDA-approved medications specifically for tinnitus DISCOVERY May 27, 2026 Biohaven R&D Day82

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Lenire Device1 High-Dose Oxytocin3Low-Dose Oxytocin2 Clinical Evidence: Oxytocin Receptor Agonism Reduces Tinnitus Severity 8 IU Oxytocin delivered intranasally BID led to similar reductions in the Tinnitus Handicap Index (THI) Bimodal stimulation Only FDA-approved treatment for tinnitus CASE STUDIES Patient 1 Patient 2 Dose 45 IU 45 IU Frequency QID BID THI Baseline 96 75 THI after treatment 16 18 Dosing started at 8 IU BID Increased until tinnitus relief persisted until next dose Increasing dose and frequency of oxytocin extends duration of tinnitus symptom improvement KEY POINT Change from Baseline @ 10 weeks: 20 pts Change from Baseline @ 12 weeks: 18.5 pts 1. https://www.nature.com/articles/s41598-022-13875-x. 2. https://pmc.ncbi.nlm.nih.gov/articles/PMC5613090/. 3. NCT04210310 Clinical Research Protocol. DISCOVERY May 27, 2026 Biohaven R&D Day83

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Patient Testimonials My noise was so bad, that for two years I thought I lived on the deck of an aircraft carrier and constantly ideated because of it. I went to 14 ENTs and acupuncturists and cranial sacrals all over the country and nothing worked. Then one day Dr. Newman gave me a nose spray, and the sound went to whisper or disappeared on most days, and my life returned to normal. B A R O T R A U M A It did help. The spray reduced the high pitch frequency of the tinnitus and although it did not resolve it completely it made it less obvious to me. I E D E X P L O S I O N I N I R A Q Despite being a physician and consulting several specialists, my tinnitus remained disabling. After intranasal oxytocin, it no longer does. My tinnitus improved rapidly and substantially. The benefit has been sustained, and I have experienced no adverse events. M é n i è r e ’ s D i s e a s e DISCOVERY May 27, 2026 Biohaven R&D Day84

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Oxytocin Tunes Neuronal Response to Phantom Noise Peripheral Pathway Central Auditory Pathway Non-Auditory Pathways Hair Cells COCHLEA Auditory Nerve CN VIII THALAMUS MIDBRAIN MGB IC DCN CN VIII OXT → MGB Restoration of thalamic gating OXT → AUDITORY CORTEX Homeostatic balancing of tinnitus signal OXT → AMYGDALA Dampens fear response; breaks anxiety loop INSULA AMYGDALA ACCPFC TO DCN Oxytocin calms hyperactive pathways in the brain to turn down the volume on the phantom soundKEY POINT OXT → CN VIII: Potential peripheral modulation OXT → PFC Strengthened cognitive control OXT → ACC Cognitive distress reduction OXT → INSULA Salience Reset DISCOVERY May 27, 2026 Biohaven R&D Day85

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Reformulation Strategy To Deliver High-Dose Oxytocin BHV-1955 is formulated to deliver oxytocin to brain regions impacted by tinnitus KEY POINT A m yg d a la Olfactory bulb Cribriform plate Olfactory epithelium Mucus layer Olfactory nerve Oxytocin Gating (PFC) Distress (Amygdala) Salience (ACC) localization of oxytocin receptors (pink) oxytocin circuits (dotted lines) Achieve room temperature stability to eliminate need for refrigeration Ensure efficient deposition to the olfactory epithelium to bypass the blood brain barrier Reduce mucosal clearance and nasal leakage Reduce dosing frequency 2 1 2 3 4 DISCOVERY May 27, 2026 Biohaven R&D Day86

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Plasma CSF BHV-1955: Improved Exposure in Non-Human Primates Over Clinically Used Formulation 20 minutes Post Dose Clinical BHVN Formulation Plasma Cmax (pg/mL) Plasma AUClast (min*pg/mL) Plasma Tmax (min) Plasma Tlast (min) CSF Concentration @ 20 min (pg/mL) Clinical Formulation 191 12400 33.8 150 0; Detected in 0/4 animals BHVN Formulation 798 39700 18.8 180 41.1; Detected in 3/4 animals Minute Post Dose Clinical BHVN STUDY DESIGN Test Articles and Formulations: • Clinical Formulation: Formulated with mucolox • BHVN Formulation Dosing: Single dose IN, 48 IU Subjects: n=4 non-naïve male cynomolgus macaques (7-8 kg) Blood collection: Up to 4 hours CSF collection: 20 minutes post dose DISCOVERY May 27, 2026 Biohaven R&D Day87

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY • ~1 billion people globally • ~39 million in the US • ~4 million in the US have chronic migraine Massive Unmet Need • 749 million people worldwide have tinnitus • 25-40 million people in the US experience tinnitus • 2 million have severe, debilitating disease in the US • 31% reluctant to seek help • ~40% eligible for prevention, only 17% using it Low Treatment-Seeking • ~20% of tinnitus sufferers seek medical help • ~34% of all tinnitus sufferers plan to seek help Repurposed drugs included anticonvulsants, beta- blockers, antidepressants, blood pressure drugs Disease-Specific Therapies Lacking No FDA-Approved Therapies • No approved drug (pharmacotherapy) for tinnitus • Lenire® Device: FDA-authorized neurostimulation "Believed a doctor could not do anything more" Patients Become Resigned to Suffering Patients are frequently told ”there are no medicines" Nearly half stopped or modified prevention within 6 months due to poor tolerability or lack of efficacy High Discontinuation and Dissatisfaction Limited Support and Access Only ~50% who discuss tinnitus with a physician receive any treatment recommendation CGRP approvals (2018) changes migraineurs lives Breakthrough Changed Everything Breakthrough Can Change Everything An effective therapy transforming millions of lives! BHV-1955: Poised To Transform Tinnitus The tinnitus landscape today mirrors the migraine landscape before CGRP – same scale, same gaps, same opportunity for a breakthrough BREAKING NEWS TINNITUS TODAY The Same Landscape-The Same Opportunity MIGRAINE PRE-CGRP (BEFORE 2018) A proven blueprint THE PARALLEL IS CLEAR Replace hope with EFFECTIVE TREATMENT DISCOVERY May 27, 2026 Biohaven R&D Day88

BHV-8200: Oral Doxycycline Prodrug Parkinson’s Disease Bruce D. Car, DVM, PhD, DACVP Chief Scientific Officer

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Doxycycline Reduces Protein Aggregates in Neurodegenerative Diseases May 27, 2026 Biohaven R&D Day90 AGGREGATION MECHANISM MONOMER DIMER OLIGOMER AGGREGATE Modified from Front. Pharmacol. July 2019 Doxycycline shown to reduce and reduce protein aggregates AD Brain: Before Doxycycline AD Brain: After Doxycycline Impaired memory Recovered memory -Amyloid plaques -Amyloid oligomers Activated microglia Doxycycline Non-toxic aggregates Resting state microglia DISCOVERY Modified from Mech. Agieng Dev. 156, 2016

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYRefining the Favorable Pharmacology of Doxycycline for Parkinson’s Disease Treatment With BHV-8200 Abundant evidence exists for doxycycline mitigating Parkinson’s disease progression1,2,3 However, doxycycline has undesirable properties, addressed by BHV-8200 BHV-8200 • Alpha synuclein aggregation and Lewy body-driven pathology • Doxycycline prevents aggregation and disaggregates complexes at relevant concentrations • Neuroinflammation driven by Th17 hypersensitivity • Mitigated Th17-driven neuroinflammation • Dopaminergic neurodegeneration secondary to neuroinflammation and toxic aggregates • Reduced dopaminergic neurodegeneration secondary to toxic aggregates • Co-administration with food • Eliminates gastric irritation • Intestinal antibacterial dysbiosis • Eliminates antimicrobial activity in the GI • BID dosing required • Exposure suitable for QD administration 1. La Vitola. Parkinsonism Relat. Disord. 2023. 2. Dominguez-Meijide. Neurobiol. Dis. 2021. 3. Gonzalez-Lizarraga. Sci. Rep. 2017. DISCOVERY May 27, 2026 Biohaven R&D Day91

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Inhibition of -synuclein Aggregation Disaggregation of Preformed of -synuclein Aggregates Doxycycline Prodrug Optimized for the Treatment of Parkinson’s Disease • Broad application through inhibition of aggregation: • -synuclein • TDP43 • Amyloid • Tau • BHV-8200 purposefully synthesized to • Allow QD delivery • Sustain plasma and brain concentrations • Removes local (intestinal) anti-bacterial activity • Permits 505(b)(2) pathway for registration • Active agent released by BHV-8200 shown to: • Inhibit -synuclein aggregation • Drives disaggregation of preformed aggregates • Confirms optimal deliverable • Prodrugs show sustained systemic delivery 1. La Vitola. Parkinsonism Relat. Disord. 2023. 2. Dominguez-Meijide. Neurobiol. Dis. 2021. 3. Gonzalez-Lizarraga. Sci. Rep. 2017. 1: 0 1: 0.014 1: 0.046 1: 0.15 1: 0.51 1: 1.7 1: 5.6 0: 0 Syn: Dox 1: 0 1: 0.014 1: 0.046 1: 0.15 1: 0.51 1: 1.7 1: 5.6 0: 0 Syn: Dox F lu o re s c e n ce ( A U ) F lu o re s c e n ce ( A U ) DISCOVERY May 27, 2026 Biohaven R&D Day92

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYBexorg BrainExTM: Doxycycline Delivered to Human Brains Reduces -Synuclein Aggregation to Non-Parkinsonian Levels -Synuclein Aggregation Strongly Inhibited by BHV-8200 Statistically Significant Reduction in -Synuclein Aggregation to Levels of Non-PD Brains Unexpected potency in human brains precisely confirms safe plasma and brain concentrations for correction of -synuclein-driven pathology KEY POINT DISCOVERY May 27, 2026 Biohaven R&D Day93

TRPM3 CNS Penetrant Bruce D. Car, DVM, PhD, DACVP Chief Scientific Officer

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY BHV-2120: CNS Penetrant Molecule for Multiple Indications Central TRPM3 • Gain-of-function (GoF) variants in TRPM3 cause developmental and epileptic encephalopathies • TRPM3 activation causes seizures in mice • TRPM3 inhibition causes potent antiseizure efficacy in a preclinical model • Brain-penetrant TRPM3 antagonists have the potential to treat a range of seizure, pain and neuropsychiatric disorders BHV-2120 • BHV-2120 inhibition causes potent and long-lasting antiseizure efficacy rat maximal electroshock (MES) • BHV-2120 is a development candidate demonstrating a wide therapeutic index preclinically • Evaluating in additional seizure and neuropsychiatric models CNS • Intellectual disability (from moderate to severe) • Delayed ability to walk • Seizures • Delayed speech and language development • Absent speech • Autistic behavior • Ataxia • Dysmetria • Cerebellar atrophy Facial changes • Broad forehead • Micrognathia • Short philtrum • Strabismus • Large earlobe • Nystagmus Skeletal anomalies • Hip subluxation • Scoliosis • Patellar dislocation • Brachydactyly • Valgus foot • Rib hypoplasia Sensation • Altered heat, and/or pain sensitivity • Hypotonia TRPM3 GoF Mutant-Associated Symptoms Source: Roelens. Biochim Biophys Acta Mol Cell Res. 2024. DISCOVERY May 27, 2026 Biohaven R&D Day95

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYCentral TRPM3 Inhibition Prevents Pregnenolone Sulfate-Evoked Status Epilepticus • Orally administered BHV-2120 completely blocks (PS)-evoked seizures • PS evokes status epilepticus in wild-type (WT) mice but not TRPM3 knockout (KO) mice • TRPM3 underlies PS ability to induce seizures TRPM3 Activator Evoked Seizures # of status epilepticus # o f s ta tu s e p ile p ti c u s # o f s ta tu s e p ile p ti c u s WT TRPM3 KO DISCOVERY May 27, 2026 Biohaven R&D Day96

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Time Course for Seizure Protection (0.1 mg/kg, oral dose) BHV-2120: Blocks Maximal Electroshock MES-Evoked Seizures • Rat MES is a highly translatable seizure model • BHV-2120 is highly potent and effective at blocking MES-evoked seizures • BHV-2120 effects are long-lasting with substantial efficacy remaining after brain concentration has diminished DISCOVERY May 27, 2026 Biohaven R&D Day97

Panel

MODERATOR



Brian Skorney

Equity Analyst

BAIRD

PANELISTS

Pierre Magistretti, MD, PhD
Ibn Sina Distinguished Professor
KAUST

Lawrence C. Newman, MD, FAHS, FAAN
Director, Brain Health
Atria Health and Research Institute

Bharat Awsare, MD
Executive Medical Director
Biohaven

Bruce D. Car, DVM, PhD, DACVP
Chief Scientific Officer
Biohaven

BHVN LISTED NYSE

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY TALDEFGROBEP / MYOSTATIN COMPLEX Targeting High-Quality Weight Loss MYOSTATIN ACTIVIN INHIBITOR: TALDEFGROBEP ALFA

Taldefgrobep Alfa for Obesity Peter Ackerman, MD Senior Vice President, Clinical Development Donna H. Ryan, MD Professor Emerita Pennington Biomedical Research Center Timothy R. Smith, MD, RPh Senior Medical Director StudyMetrix Research

Body Composition Concerns With Weight Loss Medications Donna H. Ryan, MD Professor Emerita Pennington Biomedical Research Center

Donna H. Ryan, MD	
Scientific advisor	AbbVie, Altimmune, Amgen, AstraZeneca, Boehringer Ingelheim, Biohaven, Calibrate, Carmot/Roche/Genentech, CinRx, Currax, eMed, Epitomee, Fractyl, i2o, ICON, Kailera, Lilly, Nestle, Novo Nordisk, Pfizer, Protagonist, Regeneron, Regor, Rhythm, Souffle Source Bio, Structure Therapeutics, Tenvie, Wondr Health, WW, Zealand
Speaker's bureau	Novo Nordisk, Lilly
Stock options	Epitomee, Calibrate, Roman
DSMB	IQVIA setmelanotide (2); Lilly (1); CinRx (1)

102 | May 27, 2026 Biohaven R&D Day biohaven

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY State-of-the-Art in Obesity Medicine • Growing enthusiasm for robust weight loss achieved with GLP-1, GLP-1/GIP RA medications • More patients being treated and achieving more weight loss, thus lean loss is a growing concern • Treatment includes broader patient profiles • More older individuals, more patients with chronic disease, many in lower BMI range = more potential for excessive lean mass loss • Emerging new targets with new potential for disease modification (Glucagon, Amylin, Amylin/Calcitonin RAs) • Body composition effects are always a focus for new agents • Growing guideline-driven movement for better diagnosis beyond BMI, and movement to treat-to-target anthropometrics THE RESULT: Growing concern for body composition optimization with pharmacotherapies TALDEFGROBEP May 27, 2026 Biohaven R&D Day103

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY The Major Component of Lean Mass Loss Is Muscle May 27, 2026 Biohaven R&D Day104 1. Christoffersen BØ. Obesity (Silver Spring). 2022. 2. Mocciaro. BMJ Nutr Prev Health. 2025. TALDEFGROBEP Up to 40% of total body weight loss with GLP-1-based therapies is due to reductions in healthy lean mass2 KEY POINT Total body fat percentage can vary in adults with obesity (25-50+%). This percentage increases with age. 1 1 15-40% of weight loss due to sustained energy restriction comes from lean mass.

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYLean Muscle Mass Is Critical Determinant of Metabolic Health, Physical Function and Healthy Aging • Muscle mass is important to glucose tolerance, bone density and cognitive function1-3 • After 30, adults experience accelerating age-related decline in muscle mass and strength4 • Low muscle volume is associated with increased risk for morbidity and mortality, independent of body weight and physical function5-8 1. Merz. Compr Physiol. 2021. 2. Han. J Orthop Surg Res. 2023. 3. Tessier. JAMA Netw Open. 2022. 4. Wilkinson. Ageing Res Rev. 2018. 5. Linge. J Cachexia Sarcopenia Muscle. 2021. 6. Wang. PLoS One. 2023. 7. Valenzuela. BMC Musculoskelet Disord. 2020. 8. Medical Press. https://medicalxpress.com/news/2024-05-poor-muscle-health-common-people.html. Accessed 17-MAY-2026. Excessive lean muscle loss can have significant long-term implications, especially in those at risk for sarcopenia KEY POINT TALDEFGROBEP Benefits of Lean Muscle Mass May 27, 2026 Biohaven R&D Day105

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYLifestyle and Novel Pharmacotherapies for Weight Loss Have Not Been Effective in Preserving Muscle Mass May 27, 2026 Biohaven R&D Day106 1. Lieberman. JAMA, May 2026. 2. Ravussin. 33rd European Congress on Obesity. 2026. “The problem with exercise is effectiveness, not efficacy”1 LIFESTYLE Amylin Calcitonin Dual Agonist Cagrilintide2 NEW TARGETS TALDEFGROBEP Amylin agonists like cagrilintide have not been effective in sparing lean muscle massKEY POINT 66.9% 69.7% 62.9% 56.7% 33.1% 30.3% 37.1% 43.3% -30 -20 -10 0 %Lean Mass %Fat Mass Loss CagriSema 2.4 mg/2.4 mg Semaglutide 2.4 mg Cagrilintide 2.4 mg Placebo % C h a n g e i n t o ta l b o d y w e ig h t

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYDiscontinuation of GLP-1 Agonists Is Associated With Rapid Weight Regain, Mostly in the Form of Visceral Fat • Approximately two-thirds of Americans stop GLP-1 therapy within one year of initiation1 • GI-related side effects are the most common reasons for discontinuation2 • Approximately two-thirds of lost body weight returns within one year of stopping GLP-1 therapy3 • After stopping GLP-1 therapy, weight returns in the form of central obesity and visceral adiposity1 Most Common GI-related Reasons for Discontinuation of GLP-1 Therapy2 Reason Rate Made me feel sick 64.4% Made me throw up 45.4% Caused diarrhea/gas/bloating 26.3% Weight Rebound Following Discontinuation of Wegovy3 1. Young. Scientific American. 2024. 2. Sikirica. Diabetes Metab Syndr Obes. 2017. 3. Wilding. Diabetes Obes Metab. 2022. 4. Pownall. Obesity. 2015. Weight is regained primarily as fat In Look AHEAD, a study of >5,000 persons with diabetes, weight regain was 100% fat4 KEY POINT TALDEFGROBEP May 27, 2026 Biohaven R&D Day107 Semaglutide 2.4 mg Placebo*

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY CONS State-of-the-Art, In-Clinic Assessment Tools: DEXA, BIA and 3-D DA To Be Validated by REAL Body Study May 27, 2026 Biohaven R&D Day108 Fat mass Lean soft tissue Bone mineral content Total body water Fat free mass Fat mass Body cell mass Skeletal muscle mass Fat mass Fat free mass McMath. Obesity Reviews 2026 PROS DEXA BIA 3-D DA Accurate bone mass, fat mass, lean mass and regional composition Accurate extracellular water, intracellular water, total body water Fat mass, fat free mass circumferences Does not measure skeletal muscle, circumferences Hydration affects accuracy; does not measure bone mineral content, circumferences Does not measure skeletal muscle, bone mineral content Emerging body composition technologies are reshaping how obesity is diagnosed and how treatment success is defined KEY POINT TALDEFGROBEP

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Inhibition of Myostatin + Activin Improves Body Composition Change May 27, 2026 Biohaven R&D Day109 1. https://investors.scholarrock.com/news-releases/news-release-details/scholar-rock-reports-posit ive-phase-2-embraze-trial-results. 2. https://investor.regeneron.com/news-releases/news-release-details/results-phase-2-courage-trial-demonstrating- potential-improve. Low-dose combo – Trevogrumab 200 mg + semaglutide 2.4 mg; Higher-dose combo – Trevogrumab 400 mg + semaglutide 2.4 mg; Triplet – Trevogrumab 400 mg + garetosmab 10 mg/kg + semaglutide 2.4 mg. ***p<0.001; SE, standard error; TBW, total body weight; LM, lean mass; FM, fat mass EMBRAZE Study (Apitegromab + Tirzepatide) — Change in Baseline Body Composition at Week 241 COURAGE Study (Trevogrumab + Semaglutide +/- Garetosmab) — Change in Baseline Body Composition at Week 262 Body Compartment % (SE) Apitegromab (10 mg/kg) + Tirzepatide n=43 Placebo + Tirzepatide n=44 Difference, Apitegromab vs. Placebo %Change in TBW -12.3 -13.4 -1.1 %TBW Loss due to LM 14.6 (3.19) 30.2 (2.89) -15.6 (3.23) %TBW Loss due to FM 85.3 (3.22) 69.5 (2.93) 15.8 (3.27) Body Compartment % (SE) Semaglutide n=151 Low-dose Combo n=149 Higher-dose Combo n=152 Triplet n=147 %Change in TBW -10.6 (0.5) -9.9 (0.5) -11.1 (0.5) -13.4*** (0.6) %LM -6.5 (0.5) -3.3 (0.5) -3.8 (0.5) -2.0 (0.6) %FM -15.7 -17.3 (0.9) -19.1 (0.9) -27.1 (1.1) Blocking myostatin alone yields negligible loss of fat mass and total body weight Inhibition of myostatin plus activins drives favorable body composition change in obesity KEY POINT TALDEFGROBEP

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY -2.1 -40.2 -29.5 -60 -40 -20 0 -0.5 2.3 -7.9 -10 -5 0 5 -5.2 -25.3 -24.8 -40 -30 -20 -10 0 -2.5 -9.7 -14.8 -20 -15 -10 -5 0 Bimagrumab Provides Reason To “Believe” With Compelling Efficacy but Limited by Safety/Tolerability Percent Change in Total Body Weight, From Baseline at 48 Weeks Percent Change in Fat Mass From Baseline at 48 Weeks Percent Change in Lean Muscle Mass From Baseline at 48 Weeks Percent Change in VAT From Baseline at 48 Weeks Placebo Bimagrumab 30 mg/kg Semaglutide 2.4 mg Exceeds 5% differential guideline set by the FDA Change comparable to semaglutide Preservation in lean mass Greater reduction in metabolically-active VAT vs. semaglutide n=35 n=37 n=50 n=30 n=36 n=47 n=30 n=36 n=47 n=18 n=21 n=38 Heymsfield. Nature Medicine. 2026.. Bimagrumab demonstrated the ability to achieve regulatory targets of TBW loss with comparable total fat loss to GLP-1 KEY POINT TALDEFGROBEP May 27, 2026 Biohaven R&D Day110

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Percent Change in Cholesterol From Baseline at 48 Weeks Bimagrumab Provides Reason To “Believe” With Compelling Efficacy but Limited by Safety/Tolerability Placebo Bimagrumab (30 mg IV) Semaglutide (2.4 mg SC) Muscle Spasms 5.5% 73.7% 8.9% Diarrhea 5.5% 49.1% 35.7% Acne 3.6% 43.9% 8.9% Poor tolerability due to irreversible ActRIIB binding Elevation in lipids secondary to high peak exposures following IV administration Heymsfield. Nature Medicine. 2026. Weeks since randomization Bimagrumab 30 mg/kg Semaglutide 2.4 mg Placebo -20 -10 0 10 20 30 0 10 20 30 40 50 % C h a n g e i n t o ta l c h o le s te ro l -20 -10 0 10 20 30 0 10 20 30 40 50 % C h a n g e i n t o ta l L D L - c h o le s te ro l TALDEFGROBEP May 27, 2026 Biohaven R&D Day111

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY The Focus on Lean Loss With GLP-1 Therapies Is Not Going Away May 27, 2026 Biohaven R&D Day112 Anthropometric targets (e.g., WHtR) are a guidelines- driven reality GLP-1-associated frailty is a growing concern, especially in vulnerable populations Preserving muscle mass is important for overall health, beyond physical function Myostatin-activin pathway inhibitors have demonstrated early promise in people living with overweight and obesity TALDEFGROBEP

Taldefgrobep Alfa: Myostatin-Activin Pathway Inhibitor Targeting High-Quality Weight Loss Peter Ackerman, MD Senior Vice President, Clinical Development

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Targeting High-Quality Weight Loss With Myostatin-Activin Inhibition Taldefgrobep directly targets fat and muscle while avoiding intolerable adverse effects Novel myostatin-activin MOA for healthy weight loss Inhibits ActRII signaling in muscle and adipose tissue Favorable safety profile established in >700 treated to date Low rates of muscle- and GI-related AEs Convenient dosing Administration by subcutaneous autoinjector TALDEFGROBEP Phase 2 proof-of-concept study topline expected 2H 2026 BREAKING NEWS FAT MUSCLE May 27, 2026 Biohaven R&D Day114

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Taldefgrobep Is a Novel Competitive Inhibitor of ActRII Signaling May 27, 2026 Biohaven R&D Day115 NON-PRODUCTIVE RECEPTOR BINDING of the Taldefgrobep/Myostatin complex to ActRII receptor TALDEFGROBEP/MYOSTATIN COMPLEX ActRII ALK 5/7 LEAN MUSCLE MASS FAT MASS SMAD 2/3 Signaling Inhibited Activins A, C, E Myostatin GDF11 blocks both free myostatin AND activin signaling at the receptor level ActRII LIGANDS REGULATING FAT AND MUSCLE METABOLISM ALK 4 TALDEFGROBEP TALDEFGROBEP Taldefgrobep binds ligands and competitively inhibits receptor activation in tissues where myostatin and multiple activins (e.g., A, C, E) are active KEY POINT ActRII, activin type II receptors. ALK 4/5/7, activin (type I) receptor-like kinases. GDF11, growth and differentiat ion factor 11

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYTaldefgrobep/Myostatin Complex Competes With Activin Signaling To Improve Muscle Differentiation and Fat Storage May 27, 2026 Biohaven R&D Day116 TALDEFGROBEP The T/M complex, at clinically relevant exposures, inhibits activin A- and activin E-induced ActRII signaling KEY POINT T/M Complex Inhibits Activin-Induced Signaling Through ActRII with taldefgrobepno taldefgrobep MUSCLE MATURATION FAT STORAGE MITOCHONDRIAL MASS Activin A Activin E Activin A only 12.5 nM complex 25 nM complex Activin E only 12.5 nM complex 25 nM complex N o rm a li ze d p S M A D 2 /3 ( a s a % o f li g a n d o n ly ) *p<0.05, **p<0.01, ***p<0.001, ****p<0.0001 BODIPY MF20 TOM20 DAPI N o rm a li ze d p S M A D 2 /3 ( a s a % o f li g a n d o n ly )

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY -8 -6 -4 -2 0 2 4 6 Taldefgrobep Improves Body Composition in Obese Mouse Model and Non-Obese Adults May 27, 2026 Biohaven R&D Day117 In Healthy Adults, after One Month of Dosing1, Taldefgrobep Demonstrated Meaningful Reductions in Fat Mass and Increases in Lean Mass In Obese Mouse Model, Taldefgrobep Demonstrated Significant Reductions in Fat Mass While Increasing Lean Mass % C h a n g e F ro m B a s e li n e In non-obese adults, taldefgrobep-induced changes in body composition are comparable to bimagrumab2,3 KEY POINT TALDEFGROBEP Placebo Taldefgrobep 100 mg/kg B/W Semaglutide (40 µg/kg QD) Taldefgrobep + Semaglutide n=15 for vehicle; n=16 for all other groups. Error bars represent 95.00% CI of diff. Significance evaluated using Tukey’s multiple comparisons test. **P < 0.01; ***P < 0.001; ****P < 0.0001; QD, once daily; taldefgrobep alfa. Bechtold. ObesityWeek 2024. Poster 350. 1. CN001001 CSR, Day 57 data. 2. Heymsfield. JAMA Network Open. 2021. 3. Garito. Diabetes Obes Metab. 2018. INCREASE IN LEAN MASS DECREASE IN FAT MASS Placebo Taldefgrobep 45 mg QW INCREASE IN LEAN MASS DECREASE IN FAT MASS P la c e b o -A d ju s te d % C h a n g e F ro m B a s e li n e -60 -50 -40 -30 -20 -10 0 10 20 30 **** *** **** ******** **

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Safety database includes more than 700 treated trial participants Assessed across a wide dose range (4 mg to 180 mg SC QW) and broad demography Data from repeat dosing up to 192 consecutive weeks Taldefgrobep Has an Established, Favorable Safety Profile May 27, 2026 Biohaven R&D Day118 Safety profile well-suited for indication in chronic weight managementKEY POINT LOW RATES of SAEs and AEs leading to discontinuation LOW RATES of GI- and muscle- related AEs commonly reported with other myostatin-activin pathway inhibitors No identified serious signature clinical safety events TALDEFGROBEP

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYTaldefgrobep PK/PD Modeling Supports Convenient SQ Dosing in Adults With Obesity May 27, 2026 Biohaven R&D Day119 Pharmacodynamics of Taldefgrobep Weekly and Monthly Dosing Free Myostatin Concentration Over Time Time Since First Dose (Days) F re e M y o s ta ti n C o n c e n tr a ti o n ( % c h a n g e ) Taldefgrobep 100 mg Q1W and 150 mg Q4W are predicted to suppress free myostatin and yield T/M complex concentrations that competitively inhibit ActRII signaling KEY POINT 100 mg Q1W 150 mg Q4W TALDEFGROBEP MODELING FOR DOSE SELECTION: • Population PK/PD model using target-mediated drug disposition (TMDD) was developed to simulate taldefgrobep pharmacokinetics, free myostatin suppression and taldefgropeb/myostatin (T/M) complex concentrations in an obese population • The model incorporated body weight effects on clearance, volume of distribution and relative bioavailability • Using demographics from NHANES, simulations were conducted in 500 virtual adults with a BMI of 30-40 kg/m2 MODELING PREDICTS: • Taldefgrobep 100 mg Q1W and 150 mg Q4W should suppress free myostatin >80% • T/M complex concentrations should exceed the established IC50 associated with ActRII signaling at both dose levels 80%

Ongoing Phase 2 Proof-of-Concept Study in Obesity Timothy R. Smith, MD, RPh Senior Medical Director StudyMetrix Research

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Ongoing Phase 2 Monotherapy Dose-Ranging (Q1W + Q4W) Study May 27, 2026 Biohaven R&D Day121 24-Week DBT Period 4 Weeks Randomization (n~150) Randomization (2:2:1:1) 8 Weeks Post-Dose Follow-Up Taldefgrobep Q1W Taldefgrobep Q4W 24-Week OLETaldefgrobep 100 mg Q1W (n=50) Placebo Q1W (n=25) Taldefgrobep 150 mg Q4W (n=50) Placebo Q4W (n=25) Study Design: Phase 2, randomized, double-blind, placebo-controlled dose-ranging study Population: Male and female adults (18 to 65 years-old) with overweight or obesity Blinded Interim Analysis (when 30% complete Week 12): Taldefgrobep PK/PD (free myostatin and T/M complex concentrations) and plasma lipids by treatment assignment Endpoints: % change in total body weight, fat mass and lean mass at Week 24. Whole-body MRI in subset KEY STUDY DETAILS Week 12 INTERIM ANALYSIS PRIMARY ANALYSIS PK/PD interim analysis completed Topline primary analysis expected 2H 2026 KEY POINT TALDEFGROBEP

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Baseline Demography by Q1W vs. Q4W, Taldefgrobep + Placebo May 27, 2026 Biohaven R&D Day122 Parameter Q1W (n=79) Q4W (n=78) Age, years, mean (SD) 46.6 (11.59) 48.1 (10.93) Sex, female, n (%) 53 (67.1) 53 (67.9) Race, n (%) White 59 (74.7) 57 (73.1) Black 13 (16.5) 15 (19.2) Asian 2 (2.5) 2 (2.6) Other 5 (6.3) 4 (5.1) Ethnicity, Hispanic/Latino, n (%) 24 (30.4) 25 (32.1) TBW, kg, mean (SD) 99.2 (14.01) 101.1 (14.17) WHtR, mean (SD) 0.7 (0.05) 0.7 (0.06) BMI, kg/m2, mean (SD) 35.3 (3.32) 35.5 (3.49) BMI ≥35 kg/m2, n (%) 40 (50.6) 41 (52.6) HbA1c, %, mean (SD) 5.5 (0.34) 5.5 (0.32) Baseline characteristics evenly distributed across the treatment groups and consistent with standard obesity trial population KEY POINT TBW, Total Body Weight; Kg, kilograms; WHtR, Waist-to-Height Ratio; BMI, Body Mass Index; M2, meters squared; HbA1c, Hemoglobin A1c; SD, Standard deviation TALDEFGROBEP

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY 113.59 107.78 115.4 116.57 95 100 105 110 115 120 125 130 Baseline Week 12 205.89 196.74 206.87 195.97 185 190 195 200 205 210 215 Baseline Week 12 126.04 119.74 126.3 120 110 115 120 125 130 135 Baseline Week 12 Blinded Interim Data by Q1W vs. Q4W, Taldefgrobep + Placebo No Adverse Effects on LIPIDS at Week 12 No identified adverse trends in lipid parameters demonstrating differentiated safety from other myostatin-activin pathway inhibitors KEY POINT Error bars represent Standard Error Total Cholesterol LDL Cholesterol Triglycerides • No treatment-emergent G2-4 elevations in total cholesterol or triglyceride values • 1 participant with emergent G3 LDL elevation; had G2 elevation at Baseline Q1W n=27 Q4W n=30 Q1W n=27 Q4W n=30 Q1W n=27 Q4W n=30 May 27, 2026 Biohaven R&D Day123 TALDEFGROBEP

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY 0 20 40 60 80 100 % M y o s ta ti n S u p p re s s io n F ro m B a s e li n e 100 mg Q1W 150 mg Q4W 100 mg Q1W 150 mg Q4W Interim Phase 2 PK/PD Data Supports Weekly and Monthly Dosing in Obesity May 27, 2026 Biohaven R&D Day124 AT WEEK 12: • Observed mean taldefgrobep concentrations are consistent with model-predicted • Robust suppression of free myostatin throughout Q1W and Q4W dosing intervals • T/M complex concentrations comparable between dosing regimens and at/above target ActRII IC50 Interim data suggest monthly dosing can achieve robust myostatin suppression and formation of T/M complex levels at/above targeted ActRII IC50 levels KEY POINT TALDEFGROBEP % Myostatin Suppression at Week 12 in Overweight/Obese Adults Taldefgrobep-Myostatin Complex at Week 12 in Overweight/Obese Adults 99% 79% 4.74 9.48 6.44 12.88 2 4 6 8 10 12 14 T /M C o m p le x ( n M ) 100 mg Q1W 150 mg Q4W ActRII IC50 Low Estimate: 4.74 High Estimate: 9.48 Low Estimate: 6.44 High Estimate: 12.88

Taldefgrobep for Obesity – Potential for Differentiated Benefit Across a Broad Patient Population Peter Ackerman, MD Senior Vice President, Clinical Development

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Visceral adipose tissue loss favorable to GLP-1 therapies Increase in bone density favorable to GLP-1 therapy Favorable safety and tolerability Taldefgrobep Offers a Novel Approach To Address the Needs for People Living With Obesity May 27, 2026 Biohaven R&D Day126 Total body weight loss meeting current regulatory standards Increase in lean muscle mass highly differentiated from GLP-1 therapies Benefit as monotherapy and in combination with GLP-1 therapies TALDEFGROBEP Convenient subcutaneous autoinjector with potential for monthly dosing Fat mass loss comparable to GLP-1 therapies

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYTaldefgrobep Can Benefit a Broad Spectrum of People Living With Obesity May 27, 2026 Biohaven R&D Day127 TALDEFGROBEP Source: BHVN Market Research and Analytics Data on file Meaningful reductions in fat mass, preservation of lean muscle mass, once-monthly dosing and high tolerability drive market potential KEY POINT 5-7M People living with BMI ≥40 5-10M People unable to tolerate high dose GLP-1 6.6M-10M Older patients at risk of sarcopenia 5-8M People intolerant or refractory to GLP-1 M O N O T H E R A P Y G L P - 1 A D J U N C T

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYA Shift Toward Body Composition Targets Expands the Market Opportunity for Taldefgrobep May 27, 2026 Biohaven R&D Day128 Enhanced Body Composition Obesity Overweight HEALTHY WEIGHT AND BODY COMPOSITION MANAGEMENT Obesity may be the category’s tip of the icebergKEY POINT EXTREME OBESITY GLP-1 REFRACTORY GLP-1 ADJUNCT GLP-1 INTOLERANT HEALTHY WEIGHT AND BODY COMPOSITION MANAGEMENT TALDEFGROBEP

Panel

MODERATOR



Amy Li

Equity Analyst

Jefferies

PANELISTS

Donna H. Ryan, MD
Professor Emerita
Pennington Biomedical Research Center

Timothy R. Smith, MD, RPh
Senior Medical Director
StudyMetrix Research

Peter Ackerman, MD
Senior Vice President, Clinical Development
Biohaven

BHVN LISTED NYSE

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Modular Next-Generation ADC Technologies: Optimizing for Clinical Performance ONCOLOGY

Oncology Brian Lestini, MD, PhD President, Oncology Nushmia Khokhar, MD CMO, Oncology David Pirman, PhD SVP and Head of Drug Discovery Gopa lyer, MD Genitourinary Medical Oncologist

Oncology Brian Lestini, MD, PhD President, Oncology Nushmia Khokhar, MD CMO, Oncology

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYInnovative Biohaven Technologies Enabling Differentiated Next-Generation ADCs 133 Clinical Proof-of-Principle Establishing the Power and Flexibility of the Platform to Optimize Across Broad Range of ADC Designs and Combination Strategies Including CPI ONCOLOGY First clinical demonstration (BHV-1510 Trop2) Highly stable, differentiated PK and safety, compelling activity with CPI combination First-in-class potential FGFR3 ADC (BHV-1530) Novel mAb, potential to address both FGFR3 alterations and overexpression Platform tech enables multi-class payload loading Clinically differentiated TopoIx payload, foundational for CPI and other potentially synergistic MOA combinations NEXT-GEN MODULAR ADC CONJUGATION TECHNOLOGIES OPTIMIZED MONO AND BISPECIFIC MABS PROPRIETARY TOPOIX AND MULTI- CLASS PAYLOADS • BHV-1510: Robust enrollment in endometrial + cemiplimab combination expansion cohort • BHV-1530: First activity observed, including pretreated FGFR3-altered urothelial cancer patient • Discovery: Preclinical data supporting next-wave bispecific mAb, multi-payload formats BREAKING NEWS O N H May 27, 2026 Biohaven R&D Day

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Trop2 ADC BHV-1510

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYBHV-1510 + Cemiplimab Leads to Rapid, Deep and Durable Responses in Heavily Pretreated Patients, Majority With Prior Anti-PD(L)1 May 27, 2026 Biohaven R&D Day135 P e rc e n t c h a n g e i n s u m o f ta rg e t le s io n m e a s u re m e n ts ( % ) 2 mg/kg Q3W 2.5 mg/kg Q3W 2.75 mg/kg Q3W1.25 mg/kg D1 D8 Q3W 1.5 mg/kg D1 D8 Q3W 100 0 0 40 20 0 20 40 N S C L C N S C L C E C E C N S C L C N S C L C N S C L C C N S C L C N S C L C N S C L C E C C N S C L C N S C L C N S C L C T N B C N S C L C N S C L C E C E C N S C L C E C Weeks on therapy 0 12 1 24 30 3 42 NSCLC NSCLC EC NSCLC C NSCLC NSCLC EC NSCLC NSCLC EC EC NSCLC NSCLC NSCLC TNBC EC NSCLC NSCLC NSCLC C EC NSCLC NSCLC NSCLC NSCLC EC EC EC NSCLC NSCLC 2 mg/kg Q3W 2.5 mg/kg Q3W 2.75 mg/kg Q3W 1.25 mg/kg D1 D8 Q3W 1.5 mg/kg D1 D8 Q3W Partial Response Stable Disease Progressive Disease Complete Response Continuing Treatment BHV-1510 + Cemiplimab*: Percent Change in Target Lesions BHV-1510 + Cemiplimab: Treatment Duration *Cemiplimab (anti-PD1) provided through a supply agreement with Regeneron; dose of cemiplimab 350 mg Q3W Source: Micaily. ESMO Immuno-Oncology Congress 2025. Poster 252P. Patients on treatment at 6 months and beyond Majority (87.1%) had prior anti-PD(L)1 exposure ONCOLOGY

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY BHV-1510 Demonstrates a Favorable PK Profile With Highly Stable ADC May 27, 2026 Biohaven R&D Day136 2 mg/kg Q3W 2.5 mg/kg Q3W 2.75 mg/kg Q3W BHV-1510 payload ANALYTE DOSE M e a n ( S D ) c o n c e n tr a ti o n ( n g /m L ) Nominal time (day) MONO COMBO 0 7 14 21 0 7 14 21 0.01 1 100 10000 1000000 BHV-1510 (ADC) and Payload Concentration-Time Plots for Cycle 1 (with or without Cemiplimab) Source: Micaily. ESMO Immuno-Oncology Congress 2025. Poster 252P. The unconjugated payload concentration was low with a payload-to-ADC molar ratio <1%, indicating that ADC was highly stable in the circulation KEY POINT ONCOLOGY

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYEncouraging Early Clinical Activity and High Response Rates of BHV-1510 + Cemiplimab Enable First Tumor-Specific Expansions • Dose escalation complete: Compelling efficacy in difficult-to-treat patients • Responses in heavily pretreated patients, including with brain metastases; majority with prior anti-PD(L)1 exposure • Rapid onset of benefit: Tumor shrinkage / PRs at 1st scan • Differentiated safety profile: Low rates of hematological toxicities and diarrhea; no ILD observed* • Favorable PK profile: Highly Stable ADC May 27, 2026 Biohaven R&D Day137 100 0 0 40 20 0 20 40 0 12 1 24 30 P e rc e n t c h a n g e i n t a rg e t le s io n f ro m b a s e li n e ( % ) Non-Small Cell Lung Cancer Endometrial Cancer Urothelial Carcinoma Weeks on therapy BHV-1510 2.5 mg/kg + Cemiplimab Q3W: Target Lesion Change From Baseline • Early data suggests synergy with anti-PD-1 and potential to move into earlier lines • Endometrial cancer expansion cohort with combination enrolling robustly - data to inform pivotal path KEY POINTS * By independent adjudication Source: Micaily. ESMO Immuno-Oncology Congress 2025. Poster 252P. ONCOLOGY

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY FGFR3 ADC BHV-1530

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY FGFR3 Overexpression and Alteration (%) in Urothelial Carcinoma BHV-1530: Favorable Early Clinical Profile No FGFR-Class Toxicities and Early Signs of Antitumor Activity May 27, 2026 Biohaven R&D Day139 Early tumor reductions in FGFR3-altered and WT overexpressing patients, including urothelial cancer Dose escalation continuing with no DLTs to date KEY POINT ~50% of HNSCCFGFR3 51% Upper Tract UC 70–80% Non-muscle-invasive BC 40–60% Muscle-invasive BC ~ 40% of NSCLC 4% to ~8% alterations in other cancers Compelling preclinical efficacy across FGFR3-altered and FGFR3-overexpressing tumor models: Demonstrated as monotherapy and in combination with CPI Clinical progress: First patient dosed April 2025: initial cohorts successfully completed: • No dose limiting toxicities • No treatment related SAEs • TRAEs predominantly mild (Grade 1–2) • No hyperphosphatemia, nail disorders, central serous retinopathy Early signs of activity: Early tumor reduction in patients with FGFR3 alterations and wild-type overexpression, as dosing in the predicted efficacious range ~50% Metastatic UC As of April 2026. Data from ongoing study ONCOLOGY

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY BHV-1530: Phase 1 Study in Advanced Tumors May 27, 2026 Biohaven R&D Day140 ORR, Overall Response Rate; PFS, Progression Free Survival; ADA, Antidrug Antibody; BOIN, Bayesian Optimal Interval; RD, Recommended Dose. RD KEY ELIGIBILITY PHASE 1 Dose escalation following BOIN design Early tumor reduction in patients as dosing in the predicted efficacious rangeKEY POINT Study Design: Open label, dose escalation (Ph1) Population: Advanced UC, HNSCC, NSCLC having failed SOC therapy Treatment Duration: Until disease progression or toxicity Endpoints: Safety and tolerability, ORR, PFS, PK and ADA KEY STUDY DETAILS Select advanced refractory tumors (FGFR3 expression level not required for study entry) Dose Level Higher dose Higher dose ONCOLOGY

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Case Narrative: Metastatic Urothelial Cancer • 28 y/o female with urothelial cancer with a FGFR3::TACC3 fusion, with metastasis to lungs and thoracic lymph node • 4 prior lines of therapy including • Padcev and Keytruda and 2 FGFR targeting small molecules-Balversa and LOXO-435 • Tolerating treatment with mild nausea and no FGFR related toxicity 141 Baseline Week 12 Baseline Week 12 May 27, 2026 Biohaven R&D Day ONCOLOGY

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY 142 BHV-1530: Potential First FGFR3 ADC — Broader Reach, No Class Toxicities, Clear Development Path PH1 DOSE ESCALATION NOW • ACTIVE • No DLTs; no FGFR-class toxicities • Early tumor reduction in altered + WT overexpressing DOSE OPTIMIZATION+POC • Identify recommended Ph2 dose • UC expansion POC • Confirm activity across FGFR3 subtypes COMBO EXPANSION • Expansion cohort in UC with CPI combo • Pivotal design conversations begin 1L mUC - PIVOTAL PATH • 1L mUC combination with CPI • Monotherapy in 2L+-selected pts BHV-1530 ADC vs. Small-Molecule FGFR3 Inhibitor Small Molecule Inhibitor BHV-1530 Target Population FGFR3-altered only ~limited addressable population Altered AND overexpressing — full FGFR3+ population Class Toxicities Hyperphosphatemia nail disorders, retinopathy None observed — no FGFR inhibitor-class toxicities Mechanism Kinase inhibition resistance develops readily ADC: targeted delivery of cytotoxic payload CPI Combination Limited — overlapping toxicity concerns Engineered for CPI synergy TopoIx → ICD → DEVELOPMENT ROADMAP May 27, 2026 Biohaven R&D Day

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Summary: BHV-1510 and BHV-1530 Program Milestones and Next Steps 143 Source: Biohaven data on file; Micaily. ESMO Immuno-Oncology Congress 2025. Poster 252P. ADC, antibody–drug conjugate; ICD, immunogenic cell death; EV, enfortumab vedotin; mUC, metastatic urothelial carcinoma. PRECLINICAL COMPLETE Superior cytotoxicity and immunogenic cell death vs. benchmark Topo-l ADCs; strong in vivo anti-PD-1 synergy; favorable PK, stability and safety profile PHASE 1 DOSE ESCALATION COMPLETE Mono and PD-1 combo activity across solid tumors; differentiated safety — no ILD, low hematologic toxicity and diarrhea; <1% free payload in circulation INITIAL PROOF-OF-CONCEPT CLINICAL DATA (ESMO IO 2025) COMPLETE BHV-1510 + Cemiplimab: rapid, deep, durable responses in heavily pretreated patients; most had prior anti-PD(L)1 exposure PHASE 2 EXPANSION — ENDOMETRIAL CANCER ACTIVE Expansion cohort with anti-PD-1 combination enrolling; early efficacy readouts to inform pivotal path in endometrial cancer BHV-1510 Trop2 ADC | Solid Tumors (NSCLC • Endometrial Ca • rothelial Ca) PRECLINICAL COMPLETE Robust antitumor activity in FGFR3-altered and overexpressing models - expanding addressable biology vs. small molecules; CPI combination synergy; superior efficacy vs. erdafitinib and EV PHASE 1 DOSE ESCALATION — UC AND FGFR3-DRIVEN TUMORS ACTIVE Ongoing — no DLTs observed; no FGFR inhibitor-class toxicities; high systemic stability; early clinical activity as dosing in predicted efficacious range NEAR-TERM: POC AND EXPANSION DATA UPCOMING Multiple near-term value drivers from dose-escalation readouts; proof-of-concept data expected to trigger expansion cohorts in UC and beyond STRATEGIC PATH: 1L mUC + BROAD EXPANSION UPCOMING Clear path into 1L metastatic UC and earlier disease settings; mono and combination potential; expansion to NSCLC, HNSCC and other FGFR3-high tumors BHV-1530 FGFR3 ADC – Potential First Urothelial Carcinoma ADC targeting • FGFR3-Driven Tumors May 27, 2026 Biohaven R&D Day ONCOLOGY

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Biohaven Technologies Enabling Next Wave of Differentiated ADCs ADC DISCOVERY PLATFORM

Next-Generation ADCs David Pirman, PhD SVP and Head of Drug Discovery

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYLeveraging Unique Modular Technologies To Overcome Key Clinical Limitations of Current-Generation ADCs 146 Enhance efficacy and therapeutic index through rational combinations that address tumor heterogeneity, improved immune activation and mechanisms of payload resistance OBJECTIVES Synergistic multi- payload optionality with diverse MOA to overcome resistance from conventional ADC Novel mono- and bi-specific mAbs against validated and emerging targets Multiple site-specific stable conjugation technologies to optimize precise linker-payload stoichiometries Affinity tuned mAbs to improve tumor penetrance and limit off-target toxicities May 27, 2026 Biohaven R&D Day ONCOLOGY

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYComplimentary Conjugation Technologies Enable ADCs With Precise DAR Ratios of Multiple Payloads Across Most Antibody Designs May 27, 2026 Biohaven R&D Day147 DAR=2 DAR=4 DAR=6 DAR=8 Single Payload Dual Payload • Leverage serial conjugations to generate a diversity of stable, site-specific multi-payload combinations • Applicable to mono- and bispecific mAbs and other Fc-fused antigen targeting modalities KEY POINTS *Bispecific only ONCOLOGY

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYMulti-Payload Combinations Provide Potential To Synergize Through Overlapping Mechanisms of Cell Killing and Enhancing Antitumor Immunity 148 Dual-Payload ADC Architecture Synthetic Lethality as a Mechanism of Action for Dual-Payload ADCs PD1/PDL1 inhibitor Checkpoint inhibitor Mechanism of Synergy Payload Synergy Observed at the Molecular Level Topo1 inhibition and synergistic payloads profoundly inhibit DDR signaling, driving an accumulation of DNA damage that dramatically increases cell killing in rapidly proliferating cancer cells as well as stimulating an enhanced antitumor immune response Synergistic ADC Design Stable site-specific conjugation for optimal product homogeneity Cancer cells Affinity optimized Ab for improved target binding and penetration Clinically validated Topo1i-anchored payload strategy DDRi Directly addresses DDR resistance mechanism Engineered Fc to reduce Fc mediated uptake and increase safety Topo1i conc (nM) Topo1i Topo1i + DDRi Increased Apoptosis Increased DNA damage Blocked DNA Repair 0 5 1.7 0.5 0.2 -D D R i + D D R i Topo1iCell Survival Cell deathT/NK cells Replication stress / DNA damage Topo1i (Topoisomerase 1 inhibitor) DNA repair activated DDRi (DNA damage response inhibitor DNA repair inhibited A a p o p to si s May 27, 2026 Biohaven R&D Day ONCOLOGY

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY In vitro cell-based synergy screen identifies compounds that synergize with Topo1i and are suitable for ADC conjugation Robust Screening Efforts Identify Payloads That Synergize With Topo1i for Next-Generation Biohaven Dual-Payload ADCs 149 Topo1i + Second Payload Demonstrates Synergistic Interaction Top synergy hits from combination screen demonstrate increased efficacy and DAR4+2 may be optimal Target synergy partner and concentration range for optimal tumor cell killing Synergy score to define optimal DAR Synergy Distribution Second Payload (nM) T o p o 1 i (n M ) Potency Shift of Topo1i in Combination With Second Payload IC50 May 27, 2026 Biohaven R&D Day ONCOLOGY

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Increased Immunogenic Cell Death Biohaven Platform Enables the Development of Next-Generation ADCs With Improved Activity and Potential Transformational Functional Properties 150 Dual-payload ADC approach demonstrates superiority vs. clinical competitors in vitro B io h a v e n ’s D u a l- P a y lo a d A D C Enhanced 3D Spheroid Penetration Improved 2D Cytotoxicity and Internalization Addition of ADC Spheroid Penetration Cancer Cell Death T cell infiltration and killing Addition of PBMCs Cancer cell Apoptotic cell Dead cell T cell Dendritic cell ADC Spheroid Penetration m A b p e n e tr a ti o n Spheroid Growth Inhibition R e l. T u m o r G ro w th Immune Killing R e l. T u m o r G ro w th Untreated Clinical Comparator ADC Biohaven Dual- Payload ADC May 27, 2026 Biohaven R&D Day ONCOLOGY

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Neutrophil Elastase Mediates Payload Release Mouse PK: IV Administration 3mg/kg BHVN dpADC DAR (4+2) Superior Dual-Payload Path to the Clinic Targeting CRC 151 BHVN total Ab BHVN total ADC Payload 1 BHVN total ADC Payload 2 • Serial site-specific conjugations produce highly effective dual-payload ADCs • Stable conjugations expected to improve dose-limiting toxicities driven by premature payload release KEY POINTS Total Tumor Volume Biohaven Dual-Payload Shows Strong (>98%) Tumor Growth Inhibition Biohaven Dual-Payload Shows Superior Stability and Half-Life >8 Hours in Mice May 27, 2026 Biohaven R&D Day ONCOLOGY

Panel

MODERATOR



Tyler Van Buren

Equity Analyst

TD Cowen

PARTICIPANTS

Brian Lestini, MD, PhD
President, Oncology
Biohaven

Nushmia Khokhar, MD
CMO, Oncology
Biohaven

David Pirman, PhD
SVP and Head of Drug Discovery
Biohaven

Gopa Iyer, MD
Genitourinary Medical Oncologist
Memorial Sloan Kettering Cancer Center

BHVN LISTED NYSE

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Targeting the Root Cause of Autoimmune Disease DEGRADERS: MoDE AND TRAP

MoDE and TRAP Degraders Tova Gardin, MD, MPP Chief Translational Officer David Pirman, PhD SVP and Head of Drug Discovery Professor Jonathan Barratt, PhD, FRCP The Mayer Professor of Renal Medicine, Department of Cardiovascular Sciences Malini Gupta, MD, ECNU, FACE, FITS Director of G2Endo, Endocrinology and Metabolism 2025 AACE Chair

MoDE and TRAP Degraders Tova Gardin, MD, MPP Chief Translational Officer

Advancing Potential Paradigm Shifting Extracellular Degraders Into Pivotal Development MoDE and TRAP DE GRAD ERS PRECISION PLATFORM BUILT ON VALIDATED TARGETS Engineered for selective removal of disease-causing proteins May 27, 2026 Biohaven R&D Day156 Courtnay Living with Graves' Disease Stephen Living with IgAN ADVANCING INTO PIVOTAL STUDIES MEANINGFUL CLINICAL OUTCOMES RAPID, DEEP TARGET REDUCTION TO TRANSFORM PATIENT OUTCOMES

May 27, 2026 Biohaven R&D Day157 Safe Well-tolerated Highly selective Deep and rapid lowering Patient outcomes Pivotal trials mid-2026 First Extracellular Protein Degraders in the Clinic Demonstrate Rapid and Robust Pharmacodynamic Effects and Compelling Safety in Nearly 200 Individuals Dosed MoDE and TRAP DE GRAD ERS BHV-1400 BHV-1300

Designed To Treat the Root Cause of Graves’ Disease… Not Just the Symptoms BHV-1300 MoDE DE GRAD ER POTENTIAL FIRST-IN-CLASS EXTRACELLULAR DEGRADER Degrades TSHR autoantibodies Normalizes thyroid function May 27, 2026 Biohaven R&D Day158 TO TRANSFORM PATIENT OUTCOMES Normalization of thyroid hormones within weeks Deep TSHR autoantibody degradation >80% BHV-1300 advances to pivotal trial mid-2026

1. Akram S, Elfenbein DM, Chen H, Schneider DF, Sippel RS. Assessing American Thyroid Association guidelines for total thyroidectomy in Graves’ disease. Journal of Surgical Research. 2020;245:64–71. Living with Graves’ Disease Graves’ disease affects nearly 1 in 100 Americans.1 About 4 out of 5 cases of hyperthyroidism in the United States are caused by Graves’ disease.1 May 27, 2026 Biohaven R&D Day159

Designed To Treat the Root Cause of IgAN… Rapidly and Without Immunosuppression BHV-1400 TRAP DE GRAD ER May 27, 2026 Biohaven R&D Day160 TO TRANSFORM PATIENT OUTCOMES Improvement in hematuria, UPCR and eGFR within weeks Deep Gd-IgA1 degradation BHV-1400 advances to pivotal trial mid-2026 Degrades Gd-IgA1 Targeting the Disease at its Root POTENTIAL FIRST-IN-CLASS EXTRACELLULAR DEGRADER

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYBy the Time IgAN Is Diagnosed, Kidney Function Is Already Significantly Compromised Every month matters. Rapid intervention to preserve kidney function and limited remaining nephrons TREATMENT GOAL IgAN 1. Pitcher. Kidney Int. 2023. IgAN predominantly affects people in their MOST PRODUCTIVE YEARS OF LIFE May 27, 2026 Biohaven R&D Day161 IgA nephropathy A rare chronic kidney disease that is caused by excess production of galactose-deficient IgA1 (Gd-IgA1) antibodies in the kidneys At diagnosis, kidney function is already reduced to 30–59% OF NORMAL CKD STAGE 3 M O S T C O M M O N A T D I A G N O S I S IgAN demands rapid intervention and a therapy safe enough to last a lifetime 59% 30% 20s M E D I A N A G E A T D I A G N O S I S 1 30s M O S T C O M M O N A G E R A N G E 1 Camille Diagnosed with IgAN in 2020 at age 25

May 27, 2026 Biohaven R&D Day162 B H V - 1 3 0 0 > 1M patients | $7.6B MoDE B H V - 1 4 0 0 ~133K patients | $5.0B TRAP B H V - 1 4 5 0 ~92K patients | $2.6B B H V - 1 4 9 0 Cold agglutinin disease Anti-MAG Waldenström's ~42K patients | $1.7B B H V - 1 4 4 0 Graves’ disease Thyroid eye disease B H V - 6 5 0 0 B H V - 1 3 1 0 ~400K patients | $11.1B B H V - 1 4 2 0 MoDE and TRAP Degraders ADDRESSABLE PATIENTS >2M across lead programs (US) PIPELINE ASSETS 8+ BHV degrader programs PEAK SALES POTENTIAL $30B+ combined gross sales Addressable patients for each degrader based on internal assessment of potential patient population. Peak sales potential based on addressable patients for each degrader and internal assessment of gross revenue potential (prior to GTN adjustments or any adjustments associated with clinical risk), adjusted for estimated market share / market penetration. IgG degrader Graves’ disease · RA Sjögren's · Biologic failures Gd-IgA1 degrader IgA nephropathy PLA2R AAb Degrader Membranous Nephropathy (MN) Pro-Insulin/Insulin AAB Degrader IgM degrader TSHR AAb degrader IgG Degrader gMG · Systemic sclerosis AE · ITP IgG4 degrader Pemphigus vulgaris MuSK MG · IgG4-RD CIDP ~41K patients | $1.3B

May 27, 2026 Biohaven R&D Day163 MoDE and TRAP Degraders Precision technology to TRANSFORM LIVES

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Novel Assets and Next-Generation Technology NEXT-WAVE DEGRADERS

Next-Generation Degrader Innovation David Pirman, PhD SVP, Head of Drug Discovery

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Degrader platform produces high value assets with unmatched speedKEY POINT Current Pre-IND Degrader Programs Offer a Sustainable Portfolio 166 Discovery to IND <2 years MODULAR DRUG DESIGN AND SYNTHESIS STREAMLINED EFFICACY EVALUATION EFFICIENT/TRUNCATED SAFETY ASSESSMENT Early Targets + New Technology (catalytic, oral, CNS) DISCOVERY DC IND CLIN. DEVELOPMENT BHV-1300 BHV-1310 BHV-1400 BHV-1600 PRECLIN. DEVELOPMENT BHV-6500 (proinsulin, insulin) BHV-1450 (IgG4) BHV-1490 (IgM) BHV-1440 (TSHR) BHV-1420 (PLA2R) Clinical May 27, 2026 Biohaven R&D Day

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Building an Extensive Asset Platform With MoDEs and TRAPs 167 DISCOVERY MoDE MoDE IgG4 Subclass TRAP Targeting AAb, Antigen or Protein e.g., IgG, IgM e.g., MuSK myasthenia gravis, pemphigus vulgaris e.g., IgAN, Graves’, idiopathic membranous nephropathy *Indications are exemplary, many of which are early programs Aligning disease indications with appropriate degrader technology Novel degrader approaches and technologies created to address novel targets and unmet need May 27, 2026 Biohaven R&D Day

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYBeyond MoDEs and TRAPs : Novel Technologic Solutions Drive Improved Efficacy and Target Profiles 168 DEGRADATION in liver, brain, gut wall intravascular extravascular BHVN Platform Development DISCOVERY Novel ASGPR ligands Novel, tissue-specific degradation pathways Specific B-cell targeting, tolerizing Catalytic degraders Oral degraders MULTIPLE TECHNOLOGY SOLUTIONS May 27, 2026 Biohaven R&D Day

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY TSHR TRAP Targeting Autoantibodies Driving Graves’ Disease BHV-1440

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYBHV-1440 Anti-TSHR Auto-Ab TRAP Degrader for the Treatment of Graves’ Disease 170 Specific removal of anti- TSHR autoantibody from tissue and circulation BHV-1440 Captures Anti-TSHR Autoantibodies in GD Patient Samples BHV-1440 Rapidly Depletes Patient- Derived Anti-TSHR IgG (M22) From Circulation and Normalizes T4 Levels BHV-1440 Rapidly Normalizes T4 Levels DISCOVERY May 27, 2026 Biohaven R&D Day

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY IgG4 MoDE Degrader for the Treatment of Pemphigus Vulgaris BHV-1450

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY BHV-1450: Deep Removal of IgG4 in IgG4-Mediated Diseases 172 TARGETING IgG4 ONLY • Deeper depletion (>80%) of anti-Dsg1/3 than FcRN inhibition with its limited reduction of 50–70% • Tissue removal facilitates faster symptomatic reversal Thrombotic thrombo- cytopenic purpura LGI-1 encephalitis Pemphigus vulgaris MuSK myasthenia gravis Antidrug antibodies Mori. Am J Pathol. 2012. Koneczny. Autoimmun Rev. 2020. van Sonderen. Nat Rev Neurol. 2017. BHV-1450 specifically degrades the IgG4 subclass: IgG1, IgG2 and IgG3 remain BHV-1450 on track for IND in Q1 2027 KEY POINT DISCOVERY May 27, 2026 Biohaven R&D Day

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYBHV-1450, an IgG4 Selective Degrader, Reverses the Anti-Dsg3-Mediated Skin Damage of Pemphigus Vulgaris May 27, 2026 Biohaven R&D Day173 PEMPHIGUS VULGARIS (PV) • Impacting 30–50K patients in the US • PV is a painful, blistering, autoimmune disease with skin and mucous membrane erosions • IgG4 autoantibodies target desmoglein 3 (Dsg3), essential for keratinocyte cell-cell adhesion P E M P H I G U S V U L G A R I S ( P V ) Plasma cells Anti-Dsg3 IgG4 Antibody B H V - 1 4 5 0 : I g G 4 H E P A T I C E L I M I N A T I O N Epidermis BHV-1450 MoDE Degrader Anti-Dsg3 IgG4 Asialoglycoprotein receptors (ASGPR) Anti-Dsg3 IgG4 is degraded in the lysosome HEPATOCYTE Cadherins Dsg3 Desmosome H E A L T H Y BHV-1450 DISCOVERY

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYBHV-1450 Rapidly Removes Anti-Desmogleins Which Drive Disease From Circulation and From Tissue 174 DISCOVERY May 27, 2026 Biohaven R&D Day BHV-1450 Rescues Body Weight Loss in PV-like model BHV-1450 Removes Anti-Dsg3 Ab From Circulation BHV-1450 Rescues Blistering Disease Phenotype in a PV-Like Model Anti-Dsg3 Anti-Dsg3+BHV-1450 Suprabasilar keratinocyte clefts create blistering disease No observation of any suprabasilar keratinocyte clefts create blistering disease

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY IgM MoDE Degrader Treatment of IgM-Driven Disease BHV-1490

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Removal of IgM Specifically Addresses Several Diseases 176 BHV-1490 specifically and deeply degrades the IgM isotype of immunoglobulins KEY POINT TARGETING IgM ONLY • Antigen recognition (autoimmunity) • IgM neuropathy, APS (IgM only) • Overproduction • MGUS • IgM Myeloma, MyD88, Waldenström’s macroglobulinemia Existing IgM-lowering therapies are immunosuppressants (BLyS/APRIL, rituximab), narrow therapeutic index chemotherapeutics (ibrutinib, bendamustine) or inconvenient (plasmapheresis) An IgM MoDE preserves all non-IgM isotypes and IgG subclasses Waldenström’s Macroglobulinemia Multifocal Motor Neuropathy Anti-MAG Neuropathy Cold Agglutinin Disease Anti-phospholipid Syndrome DISCOVERY May 27, 2026 Biohaven R&D Day

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYIgM-Mediated Diseases Have Significant Unmet Need and Are Suitable for MoDE Degraders IgM-mediated diseases caused by pathogenic autoreactive IgM Significant market opportunity in IgM-mediated diseases with unmet clinical need with streamlined clinical path towards POC May 27, 2026 Biohaven R&D Day177 Indication US Patients IgM Burden Competition Rationale and endpoint Pricing Structure Anti-MAG neuropathy 5–10K Low None approved; rituximab off-label ~$15K • Anti-MAG titer is low — attractive for SC autoinjector dosing • IgM titer and nerve conduction velocity Orphan; first-in-class Multifocal motor neuropathy 3–5K Low IVIG ~$136–500K/yr (infusion) • Anti-GM1 IgM is low-titer monoclonal. Stoichiometric SC weekly dose tractable. • IgM titer and grip strength SC vs. IVIG cost- effectiveness APS-IgM only 3–7K Low Warfarin <$1K/yr; rivaroxaban ~$5K/yr • IgM aCL/aβ2GPI titers are low in isolated phenotype — no class-switch • IgM titer-stroke recurrence First IgM-specific label; stroke value ~$250K Schnitzler syndrome 200 Very Low Anakinra off-label ~$80K/yr • Lowest IgM titer of all indications. MGUS-level monoclonal IgM • IgM titer UAS7, C-reactive protein Ultra-rare orphan; no approved IgM- directed Rx Cold agglutinin disease 5K Medium Sutimlimab (Enjaymo) $440K/yr WAC • Monoclonal IgM is high but levels could be assessed and lowered over time • Hemoglobin Below sutimlimab; SC vs. IV DISCOVERY

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYIgM Degraders: Catalytic and MoDE Degraders Provide Optionality Across Indications Biohaven IgM-MoDE Platform Dual Molecular Architecture May 27, 2026 Biohaven R&D Day178 BHV-1490: Human IgM Depletion in Mice • BHV-1490 leverages a novel ASGPR ligand to rapidly remove IgM from circulation • BHV-1490 on track to initiate preclinical development in 2027 KEY POINT In Vitro Evidence for Catalytic Degradation of IgM Circulating IgM Pentameric antibody target Catalytic Degrader pH-dep. IgM binder + FcRn recycled Substoichiometric; multiple rounds MoDE GalNAc-linked ASGPR ligand Stoichiometric; 1:1 IgM removal Hepatic ASGPR Lysosomal degradation sink FcRn Recycling Endosome pH release → re-use IgM Degraded Lysosomal proteolysis DISCOVERY

Graves’ Disease: Old Disease, New Therapeutic Landscape Malini Gupta, MD, ECNU, FACE, FITS Director of G2Endo, Endocrinology and Metabolism 2025 AACE Chair

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY History of Graves’ Disease 1000 AD Persian physician Abicenna documented patients with goiter and increased appetite 1100 AD Sayyid Zayn al-Din Isma'il al-Husayni al-Jurjani (Ismail Gorgani) described this in a medical encyclopedia 1786 Caleb Hillier Parry described hyperthyroidism and goiter in Europe 1835 Irish surgeon Robert James Graves linked many symptoms with thyroid enlargement in multiple patients in Dublin 1840 Karl Adolph van Basedow, described a constellation of symptoms, independently in Germany DEGRADERS Biohaven R&D Day180 May 27, 2026

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Dr. Robert Graves His fame rests chiefly on his Clinical Lectures, which were a model for the day and recommended by Armand Trousseau in France (1801–1867), who suggested the term Graves' disease. Trousseau was the first in France to perform a tracheotomy, and he wrote a monograph on this as well as intubation in 1851. Biohaven R&D Day181 May 27, 2026

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY What is Graves’ Disease? z DEGRADERS Graves’ disease is an immune system disorder that affects the thyroid gland. It causes the body to make too much thyroid hormone. Broken hair, hair loss Enlarged thyroid gland Increased heart rate, arrhythmia, high blood pressure Muscle cramps, muscle weakness Miscellaneous cycle disorders Nervousness, irritability insomnia, depression Weight loss, strong feeling of hunger, diarrhea Fragile fingernails, shaking hands Warm, moist skin, increased body temperature Biohaven R&D Day182 May 27, 2026

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Demographics: Graves’ Disease Impacts 1% of the Global Population About 4 out of 5 cases of hyperthyroidism in the United States are caused by Graves’ disease.1 Worldwide incidence of Graves’ disease2 1. Akram. Journal of Surgical Research. 2020. 2. McLeod. Endocrine, 2012. United States F: 38/100K per уear 1989–2001 United Kingdom F: 50/100K per уear 1972–1993 Sweden F/M: 21/100K per уear 2003–2005 Denmark F/M: 31/100K per уear 1997–2000 Slovenia F/M: 28/100K per уear 1999 Northern China F/M: 120/100K per уear 1994–2004 Graves’ disease affects nearly 1 in 100 Americans.1 DEGRADERS May 27, 2026 Biohaven R&D Day183

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Notable Persons With Graves’ Disease • Actor Marty Feldman • Actor Rodney Dangerfield • Sprinter Gail Devers • Singer Missy Elliott • Artist Yayoi Kusama • Actress Dame Maggie Smith George H.W. Bush Barbara Bush Biohaven R&D Day184 May 27, 2026 DEGRADERS

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY experience 5+ symptoms experience 4+ symptoms report multiple symptoms (≥2) Even among biochemically well-controlled patients, 75% report recurring symptoms — fatigue, palpitations, anxiety, weight gain The Under-Recognized Burden of Graves' Disease1 43% 43% 54% 64% 64% 64% 93% Insomnia Bulging/irritated eyes Depression Rapid heartbeat Anxiety Palpitations Fatigue Current treatments achieve biochemical control but do not address the underlying antibody-driven disease, antibodies continue to circulate, targeting the thyroid, orbit, brain, and crossing the placenta KEY POINT 1. Patient Burden in Graves’ Disease: Results From a Mixed Methods Survey DEGRADERS 93% 79% 72% Biohaven R&D Day185 May 27, 2026 Courtnay Living with Graves’ disease

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY 100% Emotional 57% Physical 36% Daily activities 36% Family planning 29% Work/financial 50% Social Living With Graves' Disease — The Human Toll1 Patients on antithyroid drugs continue to suffer. Symptoms are pervasive and multi-system.KEY POINT EMOTIONAL TOLL FUNCTIONAL IMPACT The anxiety makes it really hard to do normal people stuff sometimes. I'll drive to the grocery store and then not go inside because I have anxiety for no reason. — Patient A I had to leave my job. I don't get to see my friends as much anymore. — Patient B I'm 90% a no on having children… knowing that that's an option being taken away without my choice affects it. — Patient C DEGRADERS Emma Living with Graves’ disease Biohaven R&D Day186 1. Patient Burden in Graves’ Disease: Results From a Mixed Methods Survey May 27, 2026

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY BHV-1300 IgG antibody The Science of Graves’ Disease

How Is Graves' Disease Diagnosed?

DEGRADERS

History

- History of symptoms and review of symptoms
- Family history of autoimmune disease, thyroid disease
- Social history

Physical Exam

Including eye and hearing

Lab Testing

TSH, free T4, free T3, TRAb, TSI, TPO Ab

Imaging

Ultrasound, CT, I-123 thyroid uptake and scan

188 | May 27, 2026

Biohaven R&D Day

biohaven

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Diagnosis H Y P O T H A L A M U S PVN P I T U I TA R Y T H Y R O T R O P E S T S H T 3 T 4 Biohaven R&D Day189 May 27, 2026

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Root Cause of Graves’ Disease and Extrathyroidal Manifestations E X C E S S H O R M O N E S T3 TSHR AUTOANTIBODY DRIVEN DISEASES Thyroid eye disease (TED) Thyroid dermopathy Graves’ embryopathy Graves’ disease T4 DEGRADERS TSHR autoantibodies don't just attack the thyroid, they target TSHR-expressing cells across multiple organs Biohaven R&D Day190 The TSHR autoantibody causes more than hyperthyroidism May 27, 2026

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY TSHR Autoantibodies (TSHR-IgG1) Cause Hyperthyroidism Hyperthyroidism (from a toxic nodule) Graves’ disease hyperthyroidism Autoimmune hypothyroidism (Hashimoto’s) Thyroid stimulating hormone (TSH) Thyroxine (T4) Thyronine (T3) Thyroid receptor antibody (TRAb) Thyroid stimulating immunoglobulin (TSI) Thyroid peroxidase antibody (TPO Ab) DEGRADERS Biohaven R&D Day191 May 27, 2026 TSHR-IgG1 causes Graves’ Hyperthyroidism, the diagnosis of which is made when a patient has elevated thyroid hormones and TSHR autoantibodies present KEY POINT

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Graves’ patients have stimulating TRAb These force the thyroid to overproduce hormones (hyperthyroidism) The Antibody Landscape in Autoimmune Thyroid Disease TPOAbs TRAbs (TSAb) TRAbs (TBAb)TgAbs GBD (hyper)HT (hypo) GBD/AT (hyper-hypo)HT (hypo) Most Hashimoto's patients have TPO antibodies, these attack the thyroid and cause it to underproduce hormones (hypothyroidism) Some Hashimoto's patients also have thyroglobulin antibodies, a second marker, but less common A small group also have blocking TRAb, these shut the thyroid down, causing a rare shift from hyper- to hypothyroidism DEGRADERS Biohaven R&D Day192 May 27, 2026 Adapted from: Vargas-Uricoechea H, Nogueira JP, Pinzón-Fernández MV, Schwarzstein D. The Usefulness of Thyroid Antibodies in the Diagnostic Approach to Autoimmune Thyroid Disease. Antibodies. 2023; 12(3):48. https://doi.org/10.3390/antib12030048

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Thyroid Eye Disease (TED) TRAb autoantibodies cross-react with IGF-1R on orbital fibroblasts which leads to inflammation and tissue remodeling CLINICAL CONSEQUENCES • Proptosis (exophthalmos) — orbital fat expansion pushes the globe forward • Lid retraction and stare • Diplopia (double vision) • Pain and pressure sensation • Periorbital edema • Vision loss (severe cases) 50% of Graves’ patients develop TED — it can occur even with normal thyroid functionKEY POINT DEGRADERS Biohaven R&D Day193 May 27, 2026

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Pretibial Myxedema, a Form of Graves’ Dermopathy TRAb autoantibodies bind TSHR on dermal fibroblasts which leads to glycosaminoglycan deposition and dermal thickening. CLINICAL CONSEQUENCES • Non-pitting, waxy skin plaques • Hyperkeratosis and skin thickening • Cosmetic disfigurement • Discomfort and reduced mobility (severe) • Elephantiasic form (rare, most severe) • Can extend to feet, ankles, arms and other sites Like TED, pretibial myxedema is driven by TRAb autoantibodies activating fibroblasts, a shared autoimmune mechanism, different tissue target KEY POINT DEGRADERS Biohaven R&D Day194 May 27, 2026

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY BHV-1300 IgG antibody The Evolving Therapeutic Landscape NEW TREATMENTS IN GRAVES’ DISEASE

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Current Treatments for Graves’ Disease CONSERVATIVE Use of thionamides (ATDs, like methimazole, carbimazole, and propylthiouracil (PTU) Aplastic anemia, granulocytosis, peripheral neuritis, liver issues, secreted in breastmilk Use of steroids 1 2 TREATMENTS FOR GRAVES’ DISEASE I- 1 3 1 R a d ia ti o n S u rg e ry A T D s S te ro id s C O N S E R V A T IV E A B L A T IV E DEGRADERS Biohaven R&D Day196 May 27, 2026 ABLATIVE Surgical removal of the thyroid Lifelong T4 replacement, surgical complications Use of I-131 radiation treatment Cannot use in pregnancy, TED worsens 3 4

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYBHV-1300 MoDE Targets the Root Cause of Graves' Disease and TSHR Autoantibody-Driven Diseases DEGRADERS May 27, 2026 Biohaven R&D Day197 E X C E S S H O R M O N E S T3 T4 TSHR AUTOANTIBODY DRIVEN DISEASES Thyroid eye disease Thyroid dermopathy Graves’ embryopathy Graves’ disease BHV-1300 degrades disease- causing TSHR-IgG1 antibodies BHV-1300 S TA B I L I Z E D H O R M O N E S T3 T4

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY BHV-1300 IgG antibody BHV-1300 in Graves’ Disease

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYNot FcRn Inhibitor: Biohaven IgG MoDE Degrader Differentiates as a Novel MOA, Potential Paradigm Shifting Therapy z 83% IgG LOWERING BY DAY 18 DID NOT INCREASE HEADACHES DID NOT INCREASE CHOLESTEROL SMALL MOLECULE AUTOINJECTOR ADMINISTRATION IN PIVOTAL TRIALS IgG antibody DEGRADERS 1. Median of the maximal total IgG % change from baseline 2. 84% IgG lowering (twice the labeled frequency) in Phase 1: Ling. Clin Pharmacol Ther. 2019. 3. Howard, Jr. ADAPT (SC) Data – 2024; 4. Ulrichts. J. Clin. Invest. 2018. 5. MAD data unavailable. MG Data from Bril, Lancet Neurology. 2023 – MyCarinG study. • Approximately 61% IgG lowering at week 4 (VYVGART Hytrulo® in MG trial)3 (average 75% in MAD)4 • Prefilled syringe • Cyclical dosing can lead to symptom rebound Vyvgart® • 74.6% IgG lowering after load, 68.8% in maintenance in Vivacity MG-31,2 • IV infusion • Increased cholesterol (24%), muscle spasms (12%), edema (12%) IMAAVY • Approximately 76% IgG lowering in the MycarinG study5 • Healthcare administered SC infusion • 44% headaches • Cyclical dosing can lead to symptom rebound Rystiggo® BHV-1300 Biohaven R&D Day199 May 27, 2026

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY BHV-1300 Rapidly Degrades Disease-Causing Autoantibodies That Target the Thyroid-Stimulating Hormone Receptors (TSHR) in Patients with Graves’ Disease May 27, 2026 Biohaven R&D Day200 Preliminary data from ongoing study, analysis conducted May 20, 2026. *Graph represents mean in participants administered BHV-1300 1,000 mg SC weekly. Values below the lower limit of quantification were set to a value of LOQ/2. IgA IgE IgM TSHR IgG Baseline (n=7) 2 (n=5) 4 (n=4) 6 (n=2) 8 (n=2) 10 (n=2) 12 (n=2) BHV-1300 RAPIDLY REMOVES >80% OF TSHR AUTOANTIBODIES the root cause of Graves’ disease 1,000 mg SC weekly dosingWeeks Post-Dose 1 (1,000 mg BHV-1300 weekly) -90 -80 -70 -60 -50 -40 -30 -20 -10 0 10 20 30 40 50 % C h a n g e f ro m B a s e li n e IgE Upper bound =104.9 DEGRADERS

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYBHV-1300 Rapidly Normalizes Thyroid Hormones in Patients With Graves’ Hyperthyroidism May 27, 2026 Biohaven R&D Day201 In hyperthyroid patients receiving BHV-1300 1,000 mg SC weekly, Free T4 normalized within an average of 3 weeks and Free T3 normalized within an average of 5 weeks KEY POINT 0 0.2 0.4 0.6 0.8 1 0 1 2 3 4 5 6 7 S u rv iv a l P ro b a b il it y Kaplan-Meier Curve of Time to Normalization of Free T4 0 0.2 0.4 0.6 0.8 1 0 1 2 3 4 5 6 7 S u rv iv a l P ro b a b il it y Kaplan-Meier Curve of Time to Normalization of Free T3 Weeks Post-Dose 1 Preliminary data from ongoing study, analysis conducted April 8, 2026. Graphs represent t ime to normalization of Free T3 and Free T4 in participants (n=3) with Graves’ disease and overt hyperthyroidism at baseline administered BHV-1300 1,000 mg SC weekly for 12 weeks (n=2) or BHV-1300 1000 mg SC weekly for 4 weeks followed by 500 mg SC weekly for 8 weeks (n=1). Free T4 Free T3 DEGRADERS

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Normal Adult Range 3.1 – 6.0 pmol/L Normal Adult Range 11.0 – 21.0 pmol/L Early Graves’ Patient Experience: Most Severely Hyperthyroid Patient BHV-1300 Rapidly Normalizes Thyroid Hormones Biohaven R&D Day202 CASE DETAILS • Male patient in his late 50s • Severely elevated thyroid hormone levels at baseline • Patient reported improvement in sweating, palpitations, diarrhea, fatigue and motivation at 30 days compared to baseline • TSH normalized within 12 weeks of BHV-1300 initiation Preliminary data from ongoing study, analysis conducted April 8, 2026. Weeks Post-Dose 1 (1,000 mg BHV-1300 weekly) Adult Upper Limit of Normal 1.75 IU/L May 27, 2026 0 5 10 15 20 25 0 2 4 6 8 10 12 T R A b ( IU /L ; 0 -1 .7 5 ) TRAb Change from Baseline 0 5 10 15 20 25 30 35 40 45 50 0 2 4 6 8 10 12 F re e T 4 ( p m o l/ L ; 1 1 .0 -2 1 .0 ) Change from Baseline in Free T4 0 5 10 15 20 25 0 2 4 6 8 10 12 F re e T 3 ( p m o l/ L ; 3 .1 -6 .0 ) Change from Baseline in Free T3 Free T4 Free T3TSHR Autoantibody DEGRADERS

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY N O R M A L R A N G E Early Graves’ Patient Experience: Severely Hyperthyroid Patient BHV-1300 Rapidly Normalizes TSH and Hyperthyroid Symptoms Biohaven R&D Day203 CASE DETAILS • Male patient in his late 50s • Severely elevated thyroid hormone levels at baseline • Patient reported improvement in sweating, palpitations, diarrhea, fatigue and motivation at 30 days compared to baseline • TSH normalized within 12 weeks of BHV-1300 initiation Preliminary data from ongoing study, analysis conducted April 8, 2026. Weeks Post-Dose 1 (1,000 mg BHV-1300 weekly) May 27, 2026 -1 0 1 2 3 4 5 0 12 TSH Endocrinologist recommends decreasing carbimazole dose to 5 mg daily or discontinuing ATD Baseline Thypro-39 symptoms End of dosing Trembling hands Resolved Sweating Resolved Palpitations Resolved DEGRADERS

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Lead MoDE Degrader, BHV-1300, Enters Phase 3 May 27, 2026 Biohaven R&D Day204 26 weeks Biohaven IgG degrader Placebo Screening DEGRADERS DATA READOUT Study Design: Randomized, double-blind, placebo-controlled trial Population: Male and female adults with Graves’ disease Endpoints: Normal T3, T4 and TSH off ATD at week 26 KEY STUDY DETAILS Normal TSH, T3, T4 (26 Weeks) off ATD ATD, antithyroid drugs BHV-1300 pivotal trial in Graves’ disease to commence in the coming weeksKEY POINT

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Patients Want To Target the Root Cause1 BHV-1300 is a precision degrader designed to target the autoantibody — addressing the root cause of Graves’ disease KEY POINT Paige Living with Graves’ disease Going back to root cause is a pretty big deal. A lot of times, treatments just cover the symptoms. You're putting a Band-Aid over what is a much larger wound. DEGRADERS That's the most attractive thing, removing the root cause rather than putting a Band-Aid on it. It's essentially like repairing the thyroid or putting it back into its original coding, that it should work the way that it was originally designed to do. Biohaven R&D Day205 1. Patient Burden in Graves’ Disease: Results From a Mixed Methods Survey May 27, 2026

BHV-1400 for IgA Nephropathy Professor Jonathan Barratt, PhD, FRCP The Mayer Professor of Renal Medicine, Department of Cardiovascular Sciences

Jonathan Barratt	
Consulting and speaker fees	Alnylam, Argenx, Astellas, BioCryst, Calliditas, Chinook, Dimerix, Galapagos, Novartis, Omeros, Travere Therapeutics, Vera Therapeutics, Visterra
Grant support	Argenx, Calliditas, Chinook, Galapagos, GlaxoSmithKline, Novartis, Omeros, Travere Therapeutics, Visterra
Clinical trials	ADU-CL-19 and ALIGN (Chinook), APPLAUSE (Novartis), ARTEMIS-IGAN (Omeros), ENVISION (Visterra), NefIgARD (Calliditas), ORIGIN (Vera Therapeutics)
Research projects	Argenx, Calliditas, Chinook, Galapagos, GlaxoSmithKline, Novartis, Omeros, Travere Therapeutics, Visterra

207 | May 27, 2026 Biohaven R&D Day biohaven

Barrett. 2026. Most common form of primary glomerulonephritis globally 10% of patients on dialysis have IgAN Up to 50% of patients with IgAN develop ESKD and require dialysis 60% of IgAN patients with ESKD will receive ≥1 kidney transplant May 27, 2026 Biohaven R&D Day208

Most common form of primary glomerulonephritis globally 10% of patients on dialysis have IgAN Up to 50% of patients with IgAN develop ESKD and require dialysis 60% of IgAN patients with ESKD will receive ≥1 kidney transplant 200,000 people with IgAN in US 200,000 people with IgAN in EU 800,000 people with IgAN in China 130,000 people with IgAN in Japan | 209 May 27, 2026 Biohaven R&D Day209 Barrett. 2026.

KDIGO May 27, 2026 Biohaven R&D Day210

May 27, 2026 Biohaven R&D Day211 Buisker. Clin Kidney J. 2025.

May 27, 2026 Biohaven R&D Day212

Lancet Pub May 27, 2026 Biohaven R&D Day213

May 27, 2026 Biohaven R&D Day214 Lancet Pub

May 27, 2026 Biohaven R&D Day215 Lancet Pub

Patients with rare kidney diseases differ from the general population of individuals with chronic kidney disease: they have higher 5-year rates of kidney failure but higher survival than other patients with chronic kidney disease stages 3–5, and so are over-represented in the cohort of patients requiring kidney replacement therapy. Addressing unmet therapeutic need for patients with rare kidney diseases could have a large beneficial effect on long-term kidney replacement therapy demand. May 27, 2026 Biohaven R&D Day216

May 27, 2026 Biohaven R&D Day217

May 27, 2026 Biohaven R&D Day218

May 27, 2026 Biohaven R&D Day219

May 27, 2026 Biohaven R&D Day220

Extent of proteinuria predicts how quickly you develop kidney failure May 27, 2026 Biohaven R&D Day221

Extent of proteinuria predicts how quickly you develop kidney failure May 27, 2026 Biohaven R&D Day222

RaDaR
National Registry of Rare Kidney Diseases



% patients that will reach kidney failure
0
25
50
75
100
Annual eGFR decline (mL/min/1.73m²)
5–
3–
2–
1–
0.5–
0.1–
100 100 100 100 95 59
100 100 100 91 85 46
100 89 80 78 60 26
56 40 38 40 23 16
25 17 19 15 6 8
0 0 2 2 1 1
0–<18
18–<30
30–<40
40–<50
50–<60
60–75
Age group

223 | May 27, 2026
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biohaven

RaDaR
National Registry of Rare Kidney Diseases

% patients that will reach kidney failure: 0 / 25 / 50 / 75 / 100

| Annual eGFR decline (mL/min/1.73m$^2$) | 0–<18 | 18–<30 | 30–<40 | 40–<50 | 50–<60 | 60–75 |
|---|---|---|---|---|---|---|
| 5– | 100 | 100 | 100 | 100 | 95 | 59 |
| 3– | 100 | 100 | 100 | 91 | 85 | 46 |
| 2– | 100 | 89 | 80 | 78 | 60 | 26 |
| 1– | 56 | 40 | 38 | 40 | 23 | 16 |
| 0.5– | 25 | 17 | 19 | 15 | 6 | 8 |
| 0.1– | 0 | 0 | 2 | 2 | 1 | 1 |

Age group

224 | May 27, 2026 Biohaven R&D Day biohaven

RaDaR
National Registry of Rare Kidney Diseases

% patients that will reach kidney failure: 0 / 25 / 50 / 75 / 100

| Annual eGFR decline (mL/min/1.73m$^2$) | 0–<18 | 18–<30 | 30–<40 | 40–<50 | 50–<60 | 60–75 |
|---|---|---|---|---|---|---|
| 5– | 100 | 100 | 100 | 100 | 95 | 59 |
| 3– | 100 | 100 | 100 | 91 | 85 | 46 |
| 2– | 100 | 89 | 80 | 78 | 60 | 26 |
| 1– | 56 | 40 | 38 | 40 | 23 | 16 |
| 0.5– | 25 | 17 | 19 | 15 | 6 | 8 |
| 0.1– | 0 | 0 | 2 | 2 | 1 | 1 |

Age group

225 | May 27, 2026

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biohaven

May 27, 2026 Biohaven R&D Day226

KDIGO May 27, 2026 Biohaven R&D Day227

KDIGO May 27, 2026 Biohaven R&D Day228

May 27, 2026 Biohaven R&D Day229 CYTOKINES GENETIC BACKGROUND IgG+ IgA1 AUTOANTIBODIES TO IgA1 HINGE REGION CROSS-REACTIVE ANTIMICROBIAL ANTIBODIES sCD89 SHEDDING RENAL INJURY MESANGIAL DEPOSITION IMMUNE COMPLEX FORMATION ↑ IMM NE RESPONSE SECRETION OF POORLY GALACTOSYLATED POLYMERIC IgA1 B-CELL PRIMING RECOGNITION BY TLRs MUCOSAL INFECTION LUMEN SYSTEMIC CIRCULATION MUCOSA IgA+ ASC MISTRAFFICING TO SYSTEMIC CIRCULATION IgA+ IgA+ 1. 2. 3. 4. 5a. 5b. 5c. 5. 6.

CYTOKINES GENETIC BACKGROUND IgG+ IgA1 AUTOANTIBODIES TO IgA1 HINGE REGION CROSS-REACTIVE ANTIMICROBIAL ANTIBODIES sCD89 SHEDDING RENAL INJURY MESANGIAL DEPOSITION IMMUNE COMPLEX FORMATION ↑ IMM NE RESPONSE SECRETION OF POORLY GALACTOSYLATED POLYMERIC IgA1 B-CELL PRIMING RECOGNITION BY TLRs MUCOSAL INFECTION LUMEN SYSTEMIC CIRCULATION MUCOSA IgA+ ASC MISTRAFFICING TO SYSTEMIC CIRCULATION IgA+ IgA+ 1. 2. 3. 4. 5a. 5b. 5c. 5. 6. May 27, 2026 Biohaven R&D Day230

CYTOKINES GENETIC BACKGROUND IgG+ IgA1 AUTOANTIBODIES TO IgA1 HINGE REGION CROSS-REACTIVE ANTIMICROBIAL ANTIBODIES sCD89 SHEDDING RENAL INJURY MESANGIAL DEPOSITION IMMUNE COMPLEX FORMATION ↑ IMM NE RESPONSE SECRETION OF POORLY GALACTOSYLATED POLYMERIC IgA1 B-CELL PRIMING RECOGNITION BY TLRs MUCOSAL INFECTION LUMEN SYSTEMIC CIRCULATION MUCOSA IgA+ ASC MISTRAFFICING TO SYSTEMIC CIRCULATION IgA+ IgA+ 1. 2. 3. 4. 5a. 5b. 5c. 5. 6. May 27, 2026 Biohaven R&D Day231

CYTOKINES GENETIC BACKGROUND IgG+ IgA1 AUTOANTIBODIES TO IgA1 HINGE REGION CROSS-REACTIVE ANTIMICROBIAL ANTIBODIES sCD89 SHEDDING RENAL INJURY MESANGIAL DEPOSITION IMMUNE COMPLEX FORMATION ↑ IMM NE RESPONSE SECRETION OF POORLY GALACTOSYLATED POLYMERIC IgA1 B-CELL PRIMING RECOGNITION BY TLRs MUCOSAL INFECTION LUMEN SYSTEMIC CIRCULATION MUCOSA IgA+ ASC MISTRAFFICING TO SYSTEMIC CIRCULATION IgA+ IgA+ 1. 2. 3. 4. 5a. 5b. 5c. 5. 6. May 27, 2026 Biohaven R&D Day232

KDIGO May 27, 2026 Biohaven R&D Day233

KDIGO May 27, 2026 Biohaven R&D Day234

KDIGO May 27, 2026 Biohaven R&D Day235

CYTOKINES GENETIC BACKGROUND IgG+ IgA1 AUTOANTIBODIES TO IgA1 HINGE REGION CROSS-REACTIVE ANTIMICROBIAL ANTIBODIES sCD89 SHEDDING RENAL INJURY MESANGIAL DEPOSITION IMMUNE COMPLEX FORMATION ↑ IMM NE RESPONSE SECRETION OF POORLY GALACTOSYLATED POLYMERIC IgA1 B-CELL PRIMING RECOGNITION BY TLRs MUCOSAL INFECTION LUMEN SYSTEMIC CIRCULATION MUCOSA IgA+ ASC MISTRAFFICING TO SYSTEMIC CIRCULATION IgA+ IgA+ 1. 2. 3. 4. 5a. 5b. 5c. 5. 6. May 27, 2026 Biohaven R&D Day236

CYTOKINES GENETIC BACKGROUND IgG+ IgA1 AUTOANTIBODIES TO IgA1 HINGE REGION CROSS-REACTIVE ANTIMICROBIAL ANTIBODIES sCD89 SHEDDING RENAL INJURY MESANGIAL DEPOSITION IMMUNE COMPLEX FORMATION ↑ IMM NE RESPONSE SECRETION OF POORLY GALACTOSYLATED POLYMERIC IgA1 B-CELL PRIMING RECOGNITION BY TLRs MUCOSAL INFECTION LUMEN SYSTEMIC CIRCULATION MUCOSA IgA+ ASC MISTRAFFICING TO SYSTEMIC CIRCULATION IgA+ IgA+ 1. 2. 3. 4. 5a. 5b. 5c. 5. 6. May 27, 2026 Biohaven R&D Day237

Mucosa Associated Lymphoid Tissue May 27, 2026 Biohaven R&D Day238

Mucosa Associated Lymphoid Tissue May 27, 2026 Biohaven R&D Day239

Mucosa Associated Lymphoid Tissue May 27, 2026 Biohaven R&D Day240

Mucosa Associated Lymphoid Tissue May 27, 2026 Biohaven R&D Day241

Mucosa Associated Lymphoid Tissue May 27, 2026 Biohaven R&D Day242

Mucosa Associated Lymphoid Tissue May 27, 2026 Biohaven R&D Day243

Mucosa Associated Lymphoid Tissue May 27, 2026 Biohaven R&D Day244

May 27, 2026 Biohaven R&D Day245 In all immune modulating therapies approved or in development, disease recurs upon cessation of therapy KEY POINT

May 27, 2026 Biohaven R&D Day246

May 27, 2026 Biohaven R&D Day247

May 27, 2026 Biohaven R&D Day248

May 27, 2026 Biohaven R&D Day249

SAFETY EFFICACY May 27, 2026 Biohaven R&D Day250

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY WARNINGS AND PRECAUTIONS Immunosuppression and Increased Risk of Infections VOYXACT suppresses the immune system by reducing antibody production, which may increase the risk of infections. Immunosuppression and Immunization Risks Because of its mechanism of action, VOYXACT may interfere with the immune responses to vaccines and increase the risk of infection from live vaccines. Competitors Show Long-Term Immunosuppression1,2 May 27, 2026 Biohaven R&D Day251 1. Competitors did not report IgE. 2. All competitor data presented herein are derived from publicly available sources only. Certain data points have been reconstructed or estimated from published graphical information. No confidential, non-public, or proprietary information was used. This analysis has not been reviewed or validated by the referenced companies. 3. Solid dots represent the mean of the maximal total IgG % change from baseline 4. Barratt. American Society of Nephrology Kidney Week 2025. Poster FP-PO0808. 5. Lafayette. Kidney International. 2024 6. Lafayette. NEJM. 2025. 7. https://www.accessdata.fda.gov/drugsatfda_docs/label/2025/761434s000lbl.pdf VOYXACT SC2,6 Weeks -80% -70% -60% -50% -40% -30% -20% -10% 0% 10% 20% 0 5 10 15 20 25 30 35 40 45 50 -80% -70% -60% -50% -40% -30% -20% -10% 0% 10% 20% 0 5 10 15 20 25 30 35 40 45 50 -80% -70% -60% -50% -40% -30% -20% -10% 0% 10% 20% 0 5 10 15 20 25 30 35 40 45 50 35% DROP FROM BASELINE WEEK 48 75% DROP FROM BASELINE WEEK 48 69% DROP FROM BASELINE WEEK 48 38% DROP DAY 30 16% DROP DAY 30 42% DROP DAY 30 Atacicept 150 mg2,5 Weeks -80% -70% -60% -50% -40% -30% -20% -10% 0% 10% 20% 0 5 10 15 20 25 30 35 40 -80% -70% -60% -50% -40% -30% -20% -10% 0% 10% 20% 0 5 10 15 20 25 30 35 40 -80% -70% -60% -50% -40% -30% -20% -10% 0% 10% 20% 0 5 10 15 20 25 30 35 40 35% DROP FROM BASELINE WEEK 36 75% DROP FROM BASELINE WEEK 36 64% DROP FROM BASELINE WEEK 36 36% DROP DAY 30 16% DROP DAY 30 44% DROP DAY 30 V O Y X A C T F D A L A B E L7 IgG IgA IgM Mezagitamab 600 mg SC2,4 Months 30% DROP FROM BASELINE MONTH 36 62% DROP FROM BASELINE MONTH 36 61% DROP MONTH 4 30% DROP MONTH 4 -80% -70% -60% -50% -40% -30% -20% -10% 0% 10% 20% 0 10 20 30 40 -80% -70% -60% -50% -40% -30% -20% -10% 0% 10% 20% 0 10 20 30 40 IgM Data not Reported

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY -80 -70 -60 -50 -40 -30 -20 -10 0 BHV-1400 500 mg SC Bi-Monthly Deeply and Selectively Removes Gd-IgA1 Without Suppression of Normal Healthy IgA in Patients With IgAN May 27, 2026 Biohaven R&D Day252 IgG IgA % c h a n g e f ro m b a s e li n e STABLE DAY 31 STABLE DAY 31 STABLE DAY 31 STABLE FROM BASELINE DAY 31 STABLE FROM BASELINE DAY 31 STABLE FROM BASELINE DAY 31 IgM DEGRADERS Day 3 n=5 Gd-IgA1 Day 17 n=6 Day 31 n=3 Preliminary data from ongoing study. Data represents mean % change in immunoglobulins in patients with IgAN administered one month of BHV-1400 500 mg every two weeks. Error bars represent standard error. % C h a n g e f ro m B a s e li n e ~ 4 8 H o u rs P o s t- D o s e -64% -71% -70% -80% -60% -40% -20% 0% 20% 0 10 20 30 -80% -60% -40% -20% 0% 20% 0 10 20 30 -80% -60% -40% -20% 0% 20% 0 10 20 30 Healthy Immunoglobulins Gd-IgA1

KDIGO May 27, 2026 Biohaven R&D Day253

KDIGO May 27, 2026 Biohaven R&D Day254 In few patients, competitors achieve guideline proteinuria threshold goal VOYXACT®1 Sibeprenlimab By month 12, 34.3% vs 12.7% placebo <0.5 g/d FILSPARI®2 Sparsentan By month 9, 11% <0.3 g/d

May 27, 2026 Biohaven R&D Day255 UNMET NEED

Mucosa Associated Lymphoid Tissue May 27, 2026 Biohaven R&D Day256

Mucosa Associated Lymphoid Tissue May 27, 2026 Biohaven R&D Day257 BHV-1400 Targeting the pathogenesis of disease without immunosuppression

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYBHV-1400: Selective Removal of Disease-Causing Gd-IgA1 Without Immunosuppression Compared to Market Competitors May 27, 2026 Biohaven R&D Day258 IgD IgEIgG Gd-IgA1 TARGET ENDOTHELIAN RECEPTOR VANRAFIA®FILSPARI® INHIBIT COMPLEMENT SYSTEM WITH BROAD IMMUNOSUPPRESSION FABHALTA® ULTOMIRIS®SEFAXERSEN BROAD IMMUNOSUPRESSION TARPEVO® BHV-1400 is the only therapy designed to remove pathogenic Gd-IgA1, the root cause of IgA, while preserving healthy immune function KEY POINT TRAP Degrader BHV-1400 SELECTIVELY DEGRADES ONLY Gd-IgA1 Targeting the pathogenesis of disease without immunosuppression B C E L L S TARGET B CELLS WITH GLOBAL IMMUNOGLOBULIN SUPPRESSION POVETACICEPT ATACICEPT FELZARTAMABVOYXACT® ZIGAKIBART MEZAGITAMAB IgM IgA DEGRADERS

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Screening IgAN Patient Expansion Cohort Study Design Study Design: Open-label, n=10, potential to increase Population: Male and female adults with biopsy proven IgAN, PCR ≥ 0.5 g/d, eGFR ≥ 30 Endpoints: Primary safety, pharmacodynamic measures KEY STUDY DETAILS One month treatment phase BHV-1400, 250 mg weekly DATA READOUT BHV-1400, 500 mg twice monthly BHV-1400, 500 mg weekly May 27, 2026 Biohaven R&D Day259 Study now extended to 52 weeks 52 Weeks

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY IgAN Patient Expansion Cohort Site Map May 27, 2026 Biohaven R&D Day260 ConnecticutSouth Dakota Florida Georgia Indiana Illinois Texas Utah Mississippi UK DEGRADERS

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Dr. Barratt’s First Patient With IgAN Dosed: BHV-1400 SC Delivers Rapid, Selective, Deep and Sustained Removal of Gd-IgA1 Over First Month May 27, 2026 Biohaven R&D Day261 -80 -70 -60 -50 -40 -30 -20 -10 0 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 % C h a n g e f ro m B a s e li n e IgG IgA IgE IgM Gd-IgA1 Days BHV-1400 250 mg SC BHV-1400 250 mg SC BHV-1400 250 mg SC BHV-1400 250 mg SC BHV-1400 250 mg SC

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Dr. Jonathan Barratt’s First Patient With IgAN Dosed: BHV-1400 SC Delivers Rapid, Selective, Deep and Sustained Removal of Gd-IgA1 Over First Month Biohaven R&D Day Gd-IGA1 and Healthy Immunoglobulin Change from Baseline Over 1 Month -80 -70 -60 -50 -40 -30 -20 -10 0 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32% C h a n g e f ro m B a s e li n e IgG IgA IgE IgM Gd-IgA1 Days May 27, 2026262

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Dr. Jonathan Barratt’s First Patient With IgAN Dosed: Removal of Gd-IgA1Translating Into Rapid Resolution of Hematuria Biohaven R&D Day 0 1 2 3 % C h a n g e i n B a s e li n e 3+ Hematuria Change in Baseline Over 60 Days Resolved % C h a n g e f ro m B a s e li n e Days BHV-1400 250 mg SC BHV-1400 250 mg SC BHV-1400 250 mg SC BHV-1400 250 mg SC BHV-1400 250 mg SC 17 31 59Baseline May 27, 2026263

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Dr. Jonathan Barratt’s First Patient With IgAN Dosed: BHV-1400 SC Delivers Rapid Removal of Gd-IgA1Translating Into Rapid Resolution of Hematuria Biohaven R&D Day Gd-IGA1 and Healthy Immunoglobulin Change from Baseline Over 1 Month 0 1 2 3 % C h a n g e i n B a s e li n e 3+ Hematuria Change in Baseline Over 60 Days Resolved % C h a n g e f ro m B a s e li n e -80 -70 -60 -50 -40 -30 -20 -10 0 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32% C h a n g e f ro m B a s e li n e IgG IgA IgE IgM Gd-IgA1 Days May 27, 2026264

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY -16 -14 -12 -10 -8 -6 -4 -2 0 UPCR Change in Baseline Over 1 Month % C h a n g e f ro m B a s e li n e Dr. Jonathan Barratt’s First Patient With IgAN Dosed: BHV-1400 SC Delivers Rapid Removal of Gd-IgA1Translating Into Rapid Improvement of Proteinuria May 27, 2026 Biohaven R&D Day265 BHV-1400 250 mg SC BHV-1400 250 mg SC BHV-1400 250 mg SC BHV-1400 250 mg SC BHV-1400 250 mg SC 31Baseline

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Dr. Jonathan Barratt’s First Patient With IgAN Dosed: BHV-1400 SC Delivers Rapid Removal of Gd-IgA1Translating Into Rapid Improvement of Proteinuria May 27, 2026 Biohaven R&D Day266 Gd-IGA1 and Healthy Immunoglobulin Change from Baseline Over 1 Month -16 -14 -12 -10 -8 -6 -4 -2 0 UPCR Change in Baseline Over 1 Month % C h a n g e i n B a s e li n e 0 1 2 3 % C h a n g e i n B a s e li n e 3+ 59 Hematuria Change in Baseline Over 60 Days Resolved % C h a n g e i n B a s e li n e 0 -80 -70 -60 -50 -40 -30 -20 -10 0 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 IgG IgA IgE IgM Gd-IgA1 % C h a n g e i n B a s e li n e Days

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Dr. Jonathan Barratt’s First Patient With IgAN Dosed: BHV-1400 SC Delivers Rapid Removal of Gd-IgA1Translating Into Rapid Improvement in Kidney Function (eGFR) May 27, 2026 Biohaven R&D Day267 0 5 10 15 20 25 eGFR Change from Baseline Over 1 Month % C h a n g e f ro m B a s e li n e 8 14 29Baseline 22 BHV-1400 250 mg SC BHV-1400 250 mg SC BHV-1400 250 mg SC BHV-1400 250 mg SC Days

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY -16 -14 -12 -10 -8 -6 -4 -2 0 UPCR Change in Baseline Over 1 Month % C h a n g e i n B a s e li n e Dr. Jonathan Barratt’s First Patient with IgAN Dosed: BHV-1400 SC Delivers Rapid Removal of Gd-IgA1Translating Into Rapid Improvement in Kidney Function (eGFR) May 27, 2026 Biohaven R&D Day268 0 1 2 3 % C h a n g e i n B a s e li n e 3+ Hematuria Change in Baseline Over 60 Days Resolved % C h a n g e i n B a s e li n e 0 5 10 15 20 25 eGFR Change in Baseline Over 1 Month % C h a n g e i n B a s e li n e -80 -70 -60 -50 -40 -30 -20 -10 0 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 IgG IgA IgE IgM Gd-IgA1 % C h a n g e i n B a s e li n e Gd-IGA1 and Healthy Immunoglobulin Change from Baseline Over 1 Month Days

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORYDemographic and Clinical Characteristics of the Patients Receiving BHV-1400 at Baseline May 27, 2026 Biohaven R&D Day269 Characteristics Overall (n=10) Age (yrs) Mean [Min, Max] 43.6 [27, 65] Sex n (%) Male Female 6 (60%) 4 (40%) Race n (%) Asian White Unknown 3 (30%) 6 (60%) 1 (10%) Spot UPCR* (mg/g) Mean [Min, Max] 766.4 [213–2144] eGFR** (ml/min/1.73 m2) Mean [Min, Max] 67 [33–124] Hematuria (1+, 2+, or 3+) n (%) 2 (20%) Time from Biopsy (yrs) Mean [Min, Max] 3.03 [0.3, 8.9] UPCR, urinary protein-to-creatinine ratio. eGFR: estimated glomerular filtration rate. DEGRADERS

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY BHV-1400 500 mg SC Q2WK Deeply and Selectively Removes Gd-IgA1 Without Suppression of Normal Healthy IgA in Patients With IgAN May 27, 2026 Biohaven R&D Day270 Preliminary data from ongoing study. Graph represents the mean and standard error of % change in Gd-IgA1 from baseline at each time-point in patients with IgAN receiving BHV-1400 500 mg every two weeks. DEGRADERS -80 -70 -60 -50 -40 -30 -20 -10 0 n=3 n=2 -64% -71% -70% Day 3 n=5 Day 17 n=6 Day 31 IgA Gd-IgA1 Patients with IgAN administered BHV-1400 achieved deep lowering within hours and 70% lowering within one month of dosing. BREAKING NEWS

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Hematuria Change With One Month of Dosing BHV-1400 SC May 27, 2026 Biohaven R&D Day271 DEGRADERS Preliminary data from ongoing study. Graph represents hematuria values for participants with IgAN (n=10) receiving BHV-1400 SC for one month of dosing. 1+ 2+ 3+ Trace/Negative U ri n e O c c u lt B lo o d ONE MONTH OF DOSING CONCLUDES Resolved n=1 3+ n=1 Resolved n=1n=8 3+ n=2 Baseline Both participants with 3+ hematuria at baseline resolved by day 60 with one month of dosing Day 31 Day 60Day 17 Day 45

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY UPCR Change With One Month of Dosing BHV-1400 SC May 27, 2026 Biohaven R&D Day272 Baseline n=8 Day 17 n=8 Day 31 n=4 S p o t U P C R M e a n V a lu e ( m g /g ) DOSEDOSE DOSE 0 200 400 600 800 1000 1200 1400 Preliminary data from ongoing study. Graph represent mean and standard error of spot UPCR in participants with IgAN (n=8) receiving BHV-1400 SC for one month of dosing. IMPROVEMENT DEGRADERS

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY eGFR Change With One Month of Dosing BHV-1400 SC May 27, 2026 Biohaven R&D Day273 Preliminary data from ongoing study. Graph represent mean and standard error of eGFR in participants with IgAN (n=10) receiving BHV-1400 SC for one month of dosing. IMPROVEMENT -4 -2 0 2 4 6 8 C h a n g e f ro m b a s e li n e i n e G F R ( m L /m in /1 .7 3 m ²) DOSEDOSE DOSE Baseline n=10 Day 15 n=7 Day 29 n=5

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY BHV-1400 Phase 1/2 IgAN Patient Cohort — Safety Summary Biohaven R&D Day274 z • 10 participants with IgA Nephropathy • Most AEs were mild and self-resolving • No treatment discontinuations for adverse events • No clinically significant trends in vitals, ECGs, or labs (including AST/ALT/Tbili) • No clinical evidence of cardiovascular, renal, hepatic, or hematologic toxicity • Preservation of IgA, IgG, IgM, IgE • No SAEs, severe AEs, or AEs resulting in discontinuation of therapy May 27, 2026

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Drug de-challenge CASE REPORT: Initial IgAN Patient Dosed • Young female patient • Normal eGFR • Chronic hematuria • Active lifestyle • Significant fatigue • Comorbid diabetes 0 1 2 3 H e m a tu ri a BHV-1400 Early Disease Clinical Experience: Rapid, Complete Resolution of Hematuria Within Weeks of Initial Dosing May 27, 2026 Biohaven R&D Day275 DOSE DAY 1 DOSE DAY 15 DOSE DAY 29 3+ 1+ Resolved 1 17 31 45 BHV-1400 500 mg SC every other week delivers rapid and complete resolution of hematuriaKEY POINT DAY 51

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Drug de-challenge 0 1 2 3 H e m a tu ri a BHV-1400 Durable Response: Off-Treatment Remission Observed Months After Final Study Dose May 27, 2026 Biohaven R&D Day276 DOSE DAY 1 DOSE DAY 15 DOSE DAY 29 3+ 1+ Resolved 1 17 31 45 51 173 192 • Re-treatment initiated upon disease recurrence after extended off-treatment period • Durability observed well beyond active treatment window KEY POINTS DAY Disease Recurrence observed after extended off- treatment period

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Drug de-challenge Drug re-challenge 0 1 2 3 H e m a tu ri a BHV-1400 Re-Treatment: Re-Challenge Recaptures Complete Hematuria Resolution May 27, 2026 Biohaven R&D Day277 DOSE DAY 1 DOSE DAY 15 DOSE DAY 29 3+ 1+ Resolved 2+ DOSE DAY 192 Resolved 1 17 31 45 51 173 192 235 • Re-treatment with BHV-1400 500 mg every two weeks initiated upon disease recurrence after extended off-treatment period • Complete resolution of hematuria re-achieved within weeks of reinitiation KEY POINTS DAY DOSE DAY 206 DOSE DAY 220 DOSE DAY 234

Trop2 ADC FGFR3 ADC CD30 ADC ONCOLOGY DEGRADERS TYK2/JAK1 INHIBITOR INFLAMMATION & IMMUNOLOGY TRPM3 ANTAGONIST KV7 ACTIVATORION CHANNEL T-ALFAMYOSTATIN TRORILUZOLEGLUTAMATE PROGRAMSCATEGORY Lead TRAP Degrader BHV-1400 Enters Phase 3 May 27, 2026 Biohaven R&D Day278 DEGRADERS BHV-1400 pivotal trial in IgA nephropathy to commence in the coming weeksKEY POINT Study Design: Randomized, double-blind, placebo-controlled trial Population: Male and female adults with biopsy proven IgAN Dose: 500 mg bimonthly, at home administration Endpoints: ∆ PCR, ∆ in eGFR, ∆ in Gd-IgA1 at week 52 KEY STUDY DETAILS ATD, antithyroid drugs 52-week Treatment Phase BHV-1400 (N=280) Placebo (N=140) Screening BHV-1400 OL 52 Weeks DATA READOUT

Panel

MODERATOR



Corine Johnson

Equity Analyst

Goldman Sachs

PANELISTS

Professor Jonathan Barratt, PhD, FRCP
The Mayer Professor of Renal Medicine, Department of Cardiovascular Sciences
University of Leicester

Malini Gupta, MD, ECNU, FACE, FITS
Director
G2Endo Endocrinology & Metabolism
2025 AACE Chair Thyroid DSN

David Spiegel, MD, PhD
Professor of Chemistry and Pharmacology
Yale University

Bruce D. Car, DVM, PhD, DACVP
Chief Scientific Officer
Biohaven

Tova Gardin, MD, MPP
Chief Translational Officer
Biohaven

Brian McGuire, MD
Medical Director
Biohaven

David Pirman, PhD
SVP & Head of Drug Discovery
Biohaven

BHVN LISTED NYSE

Key Milestones Anticipated in 2026

Area	Program	Indication	1H 2026	2H 2026
INFLAMMATION & IMMUNOLOGY	Gd-IgA1 Degrader | BHV-1400	IgA Nephropathy	Initiate Pivotal IgAN	Initiate Pivotal IgAN
	IgG Degrader | BHV-1300	Common Disease (Graves', RA)	Initiate Pivotal Graves'	Initiate Pivotal Graves'
	TYK2/JAK1 Inhibitor | BHV-8000 (brain-penetrant)	Parkinson's Disease	Ongoing Phase 2/3 Trial	Ongoing Phase 2/3 Trial
MYOSTATIN ACTIVIN	Taldefgrobep Alfa | BHV-2000	Obesity		Phase 2 Topline
ION CHANNEL	Kv7 Activator | Opakalim	Focal Epilepsy		Pivotal Topline
ONCOLOGY	Trop2 ADC +/- PD-1 | BHV-1510	Advanced or Metastatic Epithelial Tumors	Initiate expansion cohort in endometrial cancer	
	FGFR3 ADC | BHV-1530	Urothelial Cancer and Other Tumors	Phase 1 in urothelial cancer	

280 | May 27, 2026 Biohaven R&D Day biohaven